Exhibit 10.17

SUBLEASE

THIS SUBLEASE (“Sublease”) is dated for reference purposes only as of January 23, 2007, and is made by and between SANDISK CORPORATION, a Delaware corporation (“Sublessor”), and ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED, a Delaware corporation (“Sublessee”). Sublessor and Sublessee hereby agree as follows:

1. Recitals: This Sublease is made with reference to the fact that South North III Scott, LLC, a Delaware limited liability company (“Master Lessor”), under its previous name of South North III, LLC, as Lessor, and Sublessor’s predecessor-in-interest, as Lessee, are parties to that certain Standard Industrial/Commercial Single-Tenant Lease – Net, dated as of April 11, 2000, as amended by that certain First Amendment to Lease (“First Amendment”), dated July 18, 2000, and that certain Second Amendment to Lease (“Second Amendment), dated as of October 15, 2002 (collectively, the “Master Lease”), whereby Master Lessor leases to Sublessor that certain concrete tilt-up building consisting of approximately 42,174 square feet located at 3230 Scott Boulevard, Santa Clara, California (“Original Premises”), as more particularly described in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit “A” and, except as expressly set forth to the contrary in this Sublease, incorporated by reference herein.

2. Premises: Pursuant to the terms and conditions of this Sublease, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the entire Original Premises, which is more particularly described in the Master Lease (“Premises”).

3. Term:

A. Commencement and Expiration Dates. Provided that Master Lessor’s written consent to this Sublease has been received by Sublessor as set forth in Paragraph 24 below and Sublessor has delivered possession of the Premises to Sublessee in the condition required herein, the term of this Sublease (“Term”) shall commence on September 1, 2007 (“Commencement Date”), and shall end on March 16, 2016 (“Expiration Date”), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. Sublessor shall not be liable to Sublessee for any earlier termination of the Master Lease which is not due to the fault of Sublessor from and after January 1, 2006. If, for any reason other than the failure of Master Lessor to have consented to this Sublease (which failure shall be addressed by Paragraph 24 below), Sublessor is unable to deliver possession of the Premises to Sublessee on or before July 1, 2007, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease, or the obligations of Sublessee hereunder, or extend the Term, but in such case, Sublessee shall not be obligated to pay Rent (as defined in Paragraph 4.B below) or perform any other obligation of Sublessee hereunder until Sublessor delivers possession of the Premises to Sublessee. Once the Commencement Date has been established, Sublessor and Sublessee shall execute a commencement date memorandum setting forth the Commencement Date; provided, however, that the failure to execute such a memorandum shall not affect Sublessee’s liability hereunder. The parties acknowledge that Sublessee has no option to extend the Term of this Sublease. If Sublessor has not delivered possession of the Premises for any reason not within Sublessor’s reasonable control on or before July 15, 2007, then, as Sublessee’s sole remedy exercised at any time prior to Sublessor’s delivery of the Premises to Sublessee in the required condition, Sublessee may terminate this Sublease by written notice to Sublessor, whereupon any monies previously paid by Sublessee to Sublessor shall be reimbursed to Sublessee, or, at Sublessee’s election, the date Sublessee is otherwise obliged to commence payment of rent shall be delayed by one (1) day after the Commencement Date for each day that the delivery date is delayed beyond such date. If Sublessor has not delivered possession of the Premises to Sublessee on or before July 15, 2007 because of a termination of the Master Lease as a result of (i) the voluntary agreement by Master Lessor and Sublessor, or (ii) a default, beyond applicable notice and cure periods, of Sublessor under the Master Lease (not caused by Sublessee), Sublessee, as its sole remedy, within ten (10) days after receipt of notice thereof from Sublessor, shall have the right to terminate this Sublease and not

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later than ninety (90) days thereafter file suit to recover from Sublessor Sublessee’s actual damages incurred in connection with such termination, subject, however, to the limitations and conditions set forth in Paragraph 8 below. If Sublessor has not delivered possession of the Premises to Sublessee on or before July 15, 2007 solely as a result of damage, destruction or condemnation of the Premises (including as a result of any termination of the Master Lease because of the exercise by Master Lessor or Sublessor of any termination rights provided in Sections 9 or 14 thereof), this Sublease shall terminate as of the date of the damage, destruction or condemnation, neither party shall have any further rights or obligations hereunder and any monies previously paid by Sublessee to Sublessor shall be reimbursed to Sublessee.

B. Early Entry. Subject to Sublessor’s having obtained the prior written consent of Master Lessor to this Sublease, prior to the Commencement Date for up to ninety (90) days commencing not later than the date that is ten (10) days after the date of Sublessee’s written notice (“Notice of Commencement”) to Sublessor stating that Sublessee intends to enter the Premises for purposes of installing the Sublessee Improvements (as defined in Paragraph 14 below) and its trade fixtures, furniture, equipment, cabling and wiring (“Early Entry Period”). If the last day of the Early Entry Period occurs prior to the Commencement Date and Sublessee is occupying the Premises for purposes of conducting its business, such period shall be referred to as the “Early Occupancy Period”. Sublessee’s entry onto the Premises during the Early Entry Period and the Early Occupancy Period shall be subject to all of the terms and conditions of this Sublease (including, without limitation, obligations relating to Sublessee’s insurance), except that (i) during the Early Entry Period Sublessee shall not be obligated to pay Monthly Base Rent and Additional Rent (as defined below) for the Premises, except for utilities costs, and (ii) during the Early Occupancy Period Sublessee shall be obligated to pay all Additional Rent for the Premises, including, without limitation, utilities costs, and fifty percent (50%) of the Monthly Base Rent payable by Sublessee during the first twelve (12) months of the Term. Notwithstanding anything to the contrary contained in this Sublease, Sublessee’s obligation to pay Rent shall commence on September 1, 2007 whether or not Sublessee has delivered the Notice of Commencement to Sublessor or completed the Sublessee Improvements and installed its trade fixtures, furniture, equipment, cabling or wiring, or whether or not Sublessee is occupying the Premises for any purpose, including, without limitation, for purposes of conducting its business, as long as Sublessor has delivered the Premises to Sublessee in the required condition by July 15, 2007.

4. Rent:

A. Monthly Base Rent: Commencing on the Commencement Date and continuing throughout the Term, Sublessee shall pay monthly base rent (“Monthly Base Rent”) to Sublessor as follows:

Months	Base Rent
Commencement Date –
Month 12	$31,630.50
13 – 24	$33,739.20
25 – 36	$35,847.90
37 – 48	$37,956.60
49 – 60	$40,065.30
61 – 72	$42,174.00
73 – 84	$44,282.70
85 – 96	$46,391.40
97 – Expiration Date	$48,500.10

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As used herein, the word “month” shall mean a period beginning on the first (1st) day of a month and ending on the last day of that month. Monthly Base Rent shall be paid on or before the first (1st) day of each calendar month during the Term. Rent for any period during the Term which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on the actual number of days in the month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor at 601 McCarthy Boulevard, Milpitas, California 95035, Attention: Accounts Payable, or such other address as may be designated in writing by Sublessor.

B. Additional Rent: Commencing on the Commencement Date and continuing for each month throughout the Term, Sublessee shall be responsible for the payment of (i) all insurance costs (including deductibles) required to be paid by “Lessee” pursuant to Article 8 of the Master Lease; (ii) all Real Property Taxes (as defined in Section 10.2 of the Master Lease) required to be paid by “Lessee” pursuant to Article 10 of the Master Lease; (iii) its own telephone, telecommunications and data communications charges, and any other such service contracted for directly by Sublessee in support of the Premises; (iv) all utilities serving the Premises, as set forth in Article 11 of the Master Lease; (v) all personal property taxes, charges and assessments as set forth in Section 10.4 of the Master Lease; (vi) all permit, license or other governmental fees or charges arising out of Sublessee’s use and operation of the Premises to the extent required under the Master Lease; (vii) all costs of maintenance, repair and replacements for the Premises as set forth in Paragraph 7 of this Sublease; (viii) its own janitorial service for the Premises; and (ix) all other costs, expenses, taxes, insurance, maintenance, and other charges required to be paid by Sublessee in connection with this Sublease and the Master Lease (including, without limitation Section 53.3 of the Lease Addendum) (except to the extent resulting from any default by Sublessor under the Master Lease). All charges payable by Sublessee pursuant to this Paragraph 4.B. and elsewhere under this Sublease (other than Monthly Base Rent) shall be deemed additional rent (“Additional Rent”). Monthly Base Rent and Additional Rent hereinafter shall be referred to as “Rent”. Sublessor shall forward to Sublessee copies of all bills and statements received by Sublessor from Sublessee. Sublessee shall be entitled to all credits, if any, given by Master Lessor to Sublessor for Sublessor’s overpayment of such amounts to the extent Sublessee has overpaid Sublessor for such amounts. Sublessor shall promptly provide to Sublessee copies of all bills and statements received from Master Lessor.

C. Prepayment of One Month’s Rent: Upon the execution of this Sublease by Sublessee, Sublessee shall pay to Sublessor, in cash, the sum of Thirty-One Thousand Six Hundred Thirty and 50/100 Dollars ($31,630.50), which shall be applied as a credit against the first installment of Monthly Base Rent due hereunder.

D. Security Deposit: Upon the execution of this Sublease by Sublessee, Sublessee shall deposit with Sublessor, in cash, the sum of Fifty Thousand and No/100 Dollars ($50,000.00) as security for the performance by Sublessee of the terms and conditions of this Sublease (“Security Deposit”). If Sublessee fails to pay Rent or other charges due hereunder within applicable notice and cure periods or otherwise defaults with respect to any provision of this Sublease beyond applicable notice and cure periods, then Sublessor may, but shall not be required to, draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee’s default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. The Security Deposit is not an advance payment of Rent or a measure or limit of Sublessor’s damages upon Sublessee’s default under this Sublease, and

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Sublessor shall not be required to keep the Security Deposit separate from Sublessor’s general funds or to pay interest thereon. Sublessor shall not be deemed a trustee of the Security Deposit. Sublessee hereby waives any restriction on the use or application of the Security Deposit by Sublessor as set forth in California Civil Code Section 1950.7. The use, application or retention of the Security Deposit, or any portion thereof, by Sublessor shall not prevent Sublessor from exercising any other right or remedy provided by this Sublease or at law or in equity, it being intended that Sublessor shall not first be required to proceed against the Security Deposit, and the Security Deposit shall not operate as a limitation on any recovery to which Sublessor otherwise may be entitled. If Sublessor so uses or applies all or any portion of the Security Deposit, then Sublessee shall, within five (5) days after demand therefor, deposit cash with Sublessor in the amount required to restore the Security Deposit to the full amount stated above. Failure to make such deposit when due shall be a material default under this Sublease. Within thirty (30) days after the later of the expiration or earlier termination of this Sublease and the date that Sublessee surrenders the Subleased Premises in the condition required by this Sublease, Sublessor shall return to Sublessee (without interest) so much of the Security Deposit as has not been applied by Sublessor pursuant to this Paragraph, or which is not otherwise required to cure Sublessee’s defaults.

5. Furniture: From and after the Commencement Date, during the Term of this Sublease and at no additional Monthly Base Rent to Sublessee, Sublessee shall have the right to use the existing furniture and other personal property located within the Premises as listed on Schedule 1 to Exhibit “B” hereto (“Personal Property”). Sublessee acknowledges and agrees that Sublessee shall take possession of and use the Personal Property on an “as is, where is, with all faults and defects” basis, and that Sublessee is not relying on any representations or warranties of any kind whatsoever, express or implied, including, without limitation, any implied warranties as to merchantability or fitness for a particular purpose; provided, however, that Sublessor represents for the benefit of Sublessee that Sublessee owns the Personal Property free and clear of all liens. Sublessor shall have no obligation to repair, maintain, replace or insure the Personal Property, all of which shall be the obligation of Sublessee at Sublessee’s sole cost and expense. Upon the expiration or earlier termination of this Sublease, Sublessee shall return the Personal Property to Sublessor in the condition received, ordinary wear and tear excepted. Notwithstanding anything to the contrary contained in this Paragraph 5, if Sublessee does not exercise the option to terminate this Sublease pursuant to Paragraph 28 below, then Sublessee shall purchase the Personal Property from Sublessor for the sum of One Dollar ($1.00) on the last day of the sixth (6th) year of the Sublease Term. In such event, Sublessor shall transfer the Personal Property to Sublessee by bill of sale in substantially the form attached hereto as Exhibit “B” and incorporated by reference herein, and Sublessee shall be responsible from removing the Personal Property form the Premises upon the expiration or earlier termination of this Sublease. Notwithstanding the foregoing, Sublessor shall deliver possession of the Personal Property to Sublessee on Sublessee’s early entry date set forth above in the condition and configuration as of the date hereof.

6. Condition Upon Delivery: Sublessor shall deliver the Premises to Sublessee in vacant, “broom clean” condition and otherwise in the condition as of the date hereof. Other than as provided in the foregoing sentence, Sublessor shall deliver the Premises to Sublessee in its “as-is, with all faults” condition, and Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations or improvements to the Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance.

7. Maintenance and Repairs: Sublessee shall look solely to the Master Lessor for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, during the Term Sublessor shall carry, perform and pay for the inspection, maintenance and service contracts required to be carried by the “Lessee” pursuant to Section 7.1(b) of the Master Lease, and Sublessee shall reimburse Sublessor for all actual, third-party out-of-pocket costs incurred by Sublessor in connection with such contracts (including, without limitation,

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maintenance, repairs and replacements made pursuant thereto), together with an administrative fee equal to four percent (4%) of such costs, within thirty (30) days after receipt of Sublessor’s invoice(s) therefor. Notwithstanding the foregoing, Sublessee, at Sublessee’s sole cost and expense, shall perform and pay for all of the obligations imposed on “Lessee” by Section 7.1(a) of the Master Lease. Sublessee promptly shall notify Sublessor in writing when Sublessee undertakes any maintenance, repair or replacement pursuant to Section 7.1(a) of the Master Lease. Notwithstanding anything to the contrary contained in the Master Lease or this Sublease, in no event shall Sublessor be responsible for any damage to or repair of the Premises or the land on which the Premises is located caused by any act or omission of Sublessee or any of Sublessee’s agents, invitees, employees, contractors, sublessees or assignees, which damage Sublessee shall repair at Sublessee’s sole cost and expense, subject to Paragraph 22 below.

8. Indemnity; Limitation of Liability: In addition to the other indemnities set forth in the Master Lease, including, without limitation, Sections 6.2(c), 7.3(c) and 8.7, as incorporated herein, to the fullest extent permitted by law, Sublessee shall indemnify, protect, defend (with counsel reasonably acceptable to Sublessor) and hold harmless Sublessor from and against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys’ and experts’ fees), caused by or arising in connection with: (i) a breach of Sublessee’s obligations under this Sublease; or (ii) a breach of Sublessee’s obligations under the Master Lease to the extent incorporated herein; provided, however, that, notwithstanding anything to the contrary contained in this Paragraph, Sublessee shall have no obligation to indemnify Sublessor to the extent any such claims, liabilities, judgments, causes of action, damages, costs or expenses are caused by Sublessor’s negligence or willful misconduct or default, beyond applicable notice and cure periods, under this Sublease. The foregoing indemnifications shall survive the expiration or earlier termination of this Sublease. Notwithstanding anything to the contrary contained in this Sublease, in no event shall Sublessor be liable for any consequential damages incurred by Sublessee (including, without limitation, any injury to Sublessee’s business or loss of income or profit therefrom or loss of management time or business disruption) in connection with this Sublease, the Premises or Master Premises, nor shall the total amount of Sublessor’s liability to Sublessee arising out of or in any with connected with this Sublease exceed: (i) direct damages flowing from such default, not to exceed Five Hundred Thousand and No/100 Dollars ($500,000.00), in the case of a default, beyond applicable notice and cure periods, by Sublessor under this Sublease which does not result in the termination of the Master Lease by Master Lessor, and, consequently, a termination of this Sublease as a result of such default; (ii) direct damages flowing from such default, not to exceed One Million and No/100 Dollars ($1,000,000.00), in the case of a default under the Master Lease, beyond applicable notice and cure periods, by Sublessor (not caused by Sublessee) which results in a termination of the Master Lease and this Sublease not resulting from Sublessor’s bad faith default solely for the purpose of effecting a termination of the Master Lease and, consequently, this Sublease, or Sublessor’s voluntary termination of the Master Lease and, consequently, this Sublease; and (iii) direct damages flowing from such default, not to exceed Two Million and No/100 Dollars ($2,000,000.00), in the case of either Sublessor’s bad faith default under the Master Lease solely for purposes of effecting a termination of the Master Lease and, consequently, this Sublease or Sublessor’s voluntary termination of the Master Lease and, consequently, this Sublease. Notwithstanding anything to the contrary contained in subsections (ii) and (iii) of the foregoing sentence, if, despite any termination of the Master Lease and this Sublease, Sublessee is permitted to remain in the Premises upon the same terms and conditions of this Sublease, Sublessor shall have no liability whatsoever to Sublessee with respect to such termination (but Sublessor may be liable for direct damages from any uncured default of Sublessor, not to exceed the amount described in subsection (i) above). With respect to the foregoing waiver and release, Sublessee hereby acknowledges that it has read and is familiar with the provisions of California Civil Code Section 1542 (“Section 1542”), which is set forth below, and hereby waives the provisions of Section 1542:

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“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

9. Right to Cure Defaults: If Sublessee fails to pay any sum of money to Sublessor when due, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand. In addition, Sublessee shall pay to Sublessor interest on all amounts due, at that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) four percent (4%) plus the “prime rate” reported in the Wall Street Journal as published closest prior to the date when due, or (ii) the maximum interest rate permitted by law (the “Interest Rate”), from the due date to and including the date of the payment, from the date of the expenditure until repaid. Sublessor shall not be deemed in default of this Sublease unless Sublessor fails within a reasonable time to perform an obligation required to be performed by Sublessor hereunder. For purposes of this Paragraph, a reasonable time for curing Sublessor’s failure to maintain or repair the Premises to the extent such maintenance or repair is made the obligation of Sublessor pursuant to this Paragraph shall in no event be less than forty-five (45) days after receipt of notice by Sublessor specifying what obligation of Sublessor has not been performed; provided, however, that if the nature of Sublessor’s obligation is such that more than forty-five (45) days after notice are reasonably required for its performance, then Sublessor shall not be in breach of this Sublease if performance is commenced within such forty-five (45)- day period and thereafter diligently prosecuted to completion. If Sublessor fails to perform within the applicable cure period, Sublessee, upon three (3) days’ prior written notice to Sublessor, shall have the right to cure such default and promptly collect from Sublessor Sublessee’s reasonable costs in so doing. Sublessee shall not be required, however, to wait the entire cure period described herein if earlier action is required to prevent a Breach under the Master Lease. Sublessee shall have the right to pay all rent and other sums owing by Sublessee to Sublessor hereunder for those items which also are owed by Sublessor to Master Lessor under the Master Lease directly to Master Lessor on the following terms and conditions: (i) Sublessee reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to Master Lessor under the Master Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee’s written demand requesting such proof; (ii) Sublessee shall not prepay any amounts owing by Sublessee without the consent of Sublessor; (iii) Sublessee shall provide to Sublessor concurrently with any payment to Master Lessor reasonable evidence of such payment; and (iv) if Sublessor notifies Sublessee that it disputes any amount demanded by Master Lessor, Sublessee shall not make any such payment to Master Lessor unless Master Lessor has provided a three-day notice to pay such amount or forfeit the Master Lease. Sublessor promptly shall send to Sublessee copies of any notices of default and any notices which contain information which materially impacts Sublessee’s occupancy of the Premises received by Sublessor from Master Lessor.

10. Assignment and Subletting: Sublessee may not assign this Sublease, sublet the Premises, transfer any interest of Sublessee therein by operation of law or otherwise or permit any use of the Premises by another party (collectively, “Transfer”), without the prior written consent of Sublessor (which shall not be unreasonably withheld) and Master Lessor, and otherwise in strict accordance with Article 12 of the Master Lease and Article 56 of the Lease Addendum as incorporated herein. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. Any Transfer without such consent shall be void and, at the option of Sublessor, shall terminate this Sublease. Sublessor’s waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing, and Sublessee shall not be relieved from any of its obligations under this Sublease unless the consent expressly so provides. Notwithstanding anything to the contrary contained in the Master Lease (as incorporated herein), except in the event of a Transfer to an Affiliate (as defined in Section 12.1(a) of the Master Lease, as incorporated herein, Sublessee shall pay to Sublessor one hundred percent (100%) of all rent and other consideration received by Sublessee in connection with any assignment of the Sublease or sublease of the Premises in excess of the Rent allocated to the space sublet or assigned, after deducting any brokerage

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commissions, tenant improvement costs incurred in preparing the Premises for the proposed transferee and reasonable attorneys’ fees incurred by Sublessee in connection with the Transfer. Also notwithstanding anything to the contrary contained in the Master Lease, except in the event of a Transfer to an Affiliate (as defined in Section 12.1(a) of the Master Lease as incorporated herein), if Sublessee desires to assign this Sublease or sub-sublease all or a portion of the Premises, Sublessor shall have the right to terminate this Sublease, in the event of an assignment, or, in the event of a sub-sublease, to terminate this Sublease with respect to that portion of the Subleased Premises that is the subject of Sublessee’s request for consent. Notwithstanding anything to the contrary contained herein or in the Master Lease, as incorporated herein, but subject to obtaining Master Lessor’s consent to the extent required under the Master Lease, (i) Sublessee may, without Sublessor’s prior written consent, without payment of any amount to Sublessor and without triggering the recapture right described above, sublet the Premises or assign this Sublease to an Affiliate (as defined in Section 12.1(a) of the Master Lease) or undergo a “deemed assignment” as a result of a change in control, provided that (a) Sublessor receives documentation or information reasonably requested by Sublessor regarding same, (b) the Affiliate or Sublessee following the “deemed assignment” assumes in writing all of Sublessee’s obligations hereunder, (c) the Net Worth (as defined in Section 12.1(c) of the Master Lease) of the Affiliate or Sublessee following the “deemed assignment” is equal to or greater than the Net Worth of Sublessee immediately prior to the Transfer, (d) the Affiliate or Sublessee following the “deemed assignment” is not a shell company or other business entity, and (e) the transaction is not a transaction (or part of a series of transactions) designed to create a subterfuge for purposes of releasing Sublessee of its obligations hereunder or otherwise to defraud Sublessor; (ii) neither the sale or transfer of Sublessee’s stock over a recognized securities exchange (including NASDAQ) shall be deemed a Transfer hereunder; (iii) the transactions described in Section 12.1(c) of the Master Lease, as incorporated herein, shall not constitute assignments as to Sublessee requiring Sublessor’s consent; and (d) Sublessor shall not increase rent under this Sublease pursuant to Section 56 of the Master Lease Addendum unless and except to the extent Master Lessor exercises such right under the Master Lease as a result of an assignment or sublease by Sublessee.

11. Use: Sublessee may use the Premises only for the purposes set forth in Section 1.8 of the Master Lease and for no other purpose; provided, however, subject to Master Lessor’s consent, Sublessee may (i) use ordinary office and cleaning products in amounts reasonably necessary for general office use, and (ii) as long as such Hazardous Substances (as defined in Section 6.2 of the Master Lease) do not constitute a Reportable Use (as defined in Section 6.2 of the Master Lease), use the quantities and types of Hazardous Substances listed on Exhibit “C” attached hereto and incorporated by reference herein. During the Term Sublessee promptly shall modify Exhibit “C” by notifying Sublessor and Master Lessor in writing if Sublessee either increases the amount of any of the Hazardous Materials identified on Exhibit B or brings different Hazardous Substances onto the Premises. In no event shall Sublessee have the right to bring Hazardous Substances onto the Premise that constitute a Reportable Use. Sublessee represents for the benefit of Sublessor and Master Lessor that Sublessee’s use of the Hazardous Substances in the amounts listed on Exhibit “C”, as that list may be amended from time to time, does not and shall not constitute a Reportable Use. Master Lessor’s failure to consent to the foregoing shall not relieve Sublessee of its obligations hereunder or otherwise be deemed to modify or terminate this Sublease. In no event shall the Premises be used for a purpose or use prohibited by the Master Lease. With respect to Hazardous Substances, Sublessee shall comply strictly with the provisions of the Master Lease to the extent incorporated herein, including, without limitation, Section 6.2 thereof. Sublessee shall not do or permit anything to be done in or about the Premises that would (i) increase the existing rates for or cause cancellation of any fire, casualty, liability or other insurance policy insuring the Premises (unless, as between Sublessor and Sublessee, Sublessee pays such increases); or (ii) constitute the commission of waste or the maintenance of a nuisance on the Premises.

12. Effect of Conveyance: As used in this Sublease, the term “Sublessor” means the holder of the tenant’s interest under the Master Lease. In the event of any transfer of said tenant’s interest, provided the transferee assumes in writing all such obligations hereunder, Sublessor shall be and hereby is entirely relieved of all covenants and obligations of Sublessor hereunder from and after

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the effective date of the transfer, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublessor hereunder.

13. Acceptance: The parties acknowledge and agree that Sublessee is subleasing the Premises on an “AS IS” basis, and Sublessor has made no representations or warranties of any kind with respect to the condition of the Premises or with respect to the uses to which Sublessee shall use the Premises. Sublessee hereby represents to Sublessor that (i) Sublessee has fully inspected the Premises and the physical condition thereof, including, without limitation, accessibility and location of utilities and improvements, which in Sublessee’s judgment affect or influence Sublessee’s use of the Premises and Sublessee’s willingness to enter into this Sublease; (ii) Sublessee is relying on its own inspection in subleasing the Premises; and (iii) Sublessee has received no representations or warranties with respect to the use or physical condition of the Premises on which Sublessee has relied in entering into this Sublease.

14. Improvements:

A. Alterations and Improvements. No alterations or improvements (including, without limitation, the Sublessee Improvements described below and any Lessee-Owned Alterations and Utility Installations, as defined in the Master Lease) shall be made to the Premises except in strict accordance with this Sublease and the applicable provisions of the Master Lease (including, without limitation, Sections 7.3 and 7.4), and with the prior written consent of both Master Lessor and Sublessor.

B. Sublessee Improvements. Sublessor approves in concept (with final approval, which shall not be unreasonably withheld or delayed, subject to review and approval of Sublessee’s final plans in connection therewith) certain improvements to be constructed in the Premises by Sublessee as more particularly described on Exhibit “D” attached hereto and incorporated by reference herein (“Sublessee Improvements”). Nothing contained in the foregoing conceptual approval, however, shall be deemed to release Sublessee from the obligation to obtain the Master Lessor’s consent to the Sublessee Improvements. If Master Lessor refuses to consent to the Sublessee Improvements, Sublessor’s consent, if previously given, shall be deemed rescinded. If the required consents have been obtained, Sublessee may construct the Sublessee Improvements only in accordance with the provisions of this Sublease and the Master Lease, as incorporated herein. If Sublessee intends to construct alterations or improvements to the Subleased Premises other than those described as Sublessee Improvements, Sublessee shall be obligated to obtain Sublessor’s and Master Lessor’s prior written consent to such alterations or improvements. Sublessor shall not be required to provide a tenant improvement allowance to Sublessee in connection with Sublessee’s construction of any alterations or improvements, including, without limitation, the Sublessee Improvements, all of which shall be constructed at Sublessee’s sole cost and expense.

C. Removal of Improvements. Upon the expiration or earlier termination of this Sublease, if required by Master Lessor, Sublessee, at its sole cost and expense, shall be responsible for removing any and all alterations or improvements (including, without limitation, the Sublessee Improvements) installed in the Premises by Sublessee and restoring the Premises to its condition immediately prior to the installation of the alteration or improvement, reasonable wear and tear excepted. Notwithstanding anything to the contrary contained herein, unless Sublessor expressly waives such condition in its consent to an alteration or improvement, Sublessor hereby conditions its approval of any alteration or improvement (including, without limitation, the Sublessee Improvements) upon Sublessee’s removal of any such alteration or improvement and the restoration of the Premises to its condition immediately prior to the installation (reasonable wear and tear excepted) upon the termination of this Sublease either (i) as a result of any default, beyond applicable notice and cure periods, of this Sublease by Sublessee resulting in a termination of this Sublease, or (ii) as a result of the exercise of Sublessee’s termination right pursuant to Paragraph 28 below. Otherwise, as long as this Sublease does not terminate either as a result of a Sublessee default under this Sublease or the exercise by Sublessee of its termination right pursuant to Paragraph 28, if Master Lessor does not require removal of an alteration or improvement and restoration, Sublessor also shall not require removal and restoration.

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15. Holdover: The parties hereby acknowledge that it is critical that Sublessee surrender the Premises to Sublessor no later than the Expiration Date in accordance with the terms of this Sublease. In the event Sublessee or any party claiming by, through or under Sublessee holds over, Sublessor may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, all damages payable by Sublessor to Master Lessor by reason of such holdover. Without limiting the damages recoverable under the foregoing sentence, for each and every month or partial month that Sublessee or any party claiming by, through or under Sublessee remains in occupancy of all or any portion of the Premises after the expiration or termination of the Term, Sublessee must pay, as minimum damages and not as a penalty, the greater of (i) one hundred fifty percent (150%) of the Monthly Base Rent payable by Sublessee hereunder immediately prior to the expiration or termination of the Term, and (ii) the rent (including any holdover rent) payable by Sublessor for the Premises under the Master Lease. The acceptance by Sublessor of any lesser sum will be construed as payment on account of and not in full satisfaction of damages for such holding over. Additionally, in the event that Sublessee does not surrender the Premises by the Expiration Date in accordance with Paragraph 18 hereof, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from and against all costs, loss and liability resulting from Sublessee’s delay in surrendering the Premises. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

16. Default: Sublessee’s performance of each of its obligations under this Sublease constitutes a condition as well as a covenant, and Sublessee’s right to continue in possession of the Premises is conditioned upon such performance. Sublessee shall be in material default of its obligations under this Sublease if any of the following events occur:

A. Sublessee fails to pay any Rent when due, when such failure continues for three (3) days after written notice from Sublessor to Sublessee that any such sum is due;

B. Sublessee fails to perform any term, covenant or condition of this Sublease (except those requiring payment of Rent) and fails to cure such breach within fifteen (15) days after delivery of a written notice specifying the nature of the breach; provided, however, that if more than fifteen (15) days reasonably are required to remedy the failure, then Sublessee shall not be in default if Sublessee commences the cure within fifteen (15) days after notice and thereafter completes the cure within sixty (60) days after the date of the notice;

C. Sublessee makes a general assignment of its assets for the benefit of its creditors, including attachment of, execution on, or the appointment of a custodian or receiver with respect to a substantial part of Sublessee’s property or any property essential to the conduct of its business;

D. Sublessee vacates (subject to Insert 20 of the Master Lease, as incorporated herein) or abandons the Premises;

E. A petition is filed by or against Sublessee under the bankruptcy laws of the United States or any other debtors’ relief law or statute, unless such petition is dismissed within thirty (30) days after filing; or a court directs the winding up or liquidation of Sublessee; or a substantial part of Sublessee’s property or any property used in the conduct of its business is attached or executed upon and not released from the attachment or execution within thirty (30) days; or a custodian or receiver is appointed for a substantial part of Sublessee’s property or any property used in the conduct of its business and not discharged within thirty (30) days; or

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F. Sublessee commits any other act or omission which constitutes an event of “Default” under Section 13.1 of the Master Lease, which has not been cured after delivery of written notice and passage of the applicable grace period provided in the Master Lease as modified by the provisions of this Sublease.

17. Remedies: In the event of any default by Sublessee under this Sublease beyond applicable notice and cure periods (including, without limitation, an event of Default pursuant to Article 13 of the Master Lease), Sublessor shall have all rights pursuant to Article 13 of the Master Lease to the extent incorporated herein and all remedies provided by applicable law. Sublessor may resort to its remedies cumulatively or in the alternative.

18. Surrender: Not later than the Expiration Date or earlier termination of this Sublease, Sublessee shall remove all of its trade fixtures and other property and alterations, improvements and additions installed by or for Sublessee if and to the extent required under this Sublease and the Master Lease, and shall surrender the Premises to Sublessor in good condition, free of Hazardous Substances cause by Sublessee, its agents, employees, contractors, invitees, sublessees and assignees, reasonable wear and tear excepted and in the condition required by Section 7.4(c) of the Master Lease as incorporated herein. Under no circumstances shall Sublessee be responsible for restoring alterations performed prior to Sublessee’s early entry into the Premises as provided above or except as expressly required pursuant to Paragraph 14 above. If the Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Premises to the required condition, plus interest thereon at the Interest Rate. Sublessee shall indemnify, defend with counsel reasonably acceptable to Sublessor, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys’ and experts’ fees) resulting from Sublessee’s delay in surrendering the Premises in the condition required, including, without limitation, any claim made by Sublessor or any succeeding tenant founded on or resulting from such failure to surrender. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

19. Estoppel Certificates: Within seven (7) days after demand by Sublessor or Master Lessor, Sublessee shall execute and deliver to Sublessor a Tenancy Statement in the form required by Article 16 of the Master Lease.

20. Broker: Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, lenders, agents or salesmen in connection with this transaction other than Cushman & Wakefield of California and CPS, Commercial Property Services Corfac International, representing Sublessor, and Trammell Crow Company, representing Sublessee (collectively, the “Brokers”). Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder’s fees or other compensation made by any agent, broker, salesman or finder other than the Brokers as a consequence of said party’s actions or dealings with such agent, broker, salesman or finder other than the Brokers.

21. Notices: Unless five (5) days’ prior written notice is given in the manner set forth in this Paragraph, the address of each party for all purposes connected with this Sublease shall be as follows:

Sublessor:	SanDisk Corporation
601 McCarthy Boulevard
Milpitas, California 95035
Attention: Vice President and General Counsel

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Sublessee:

Prior to the
Commencement Date:	Advanced Analogic Technologies Inc.
830 East Arques Avenue
Sunnyvale, California 94085
Attention: Controller

After the
Commencement Date:	At the Premises
Attn: Controller

The address for Master Lessor shall be as set forth in the Master Lease. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered; or (ii) if properly addressed and either sent by nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease to all parties hereto at the address set forth below their signatures at the end of this Sublease.

22. Insurance; Waiver: Sublessee shall procure and maintain all insurance policies required by the tenant under the Master Lease with respect to the Premises, including, without limitation, as required by Article 8 of the Master Lease. All such liability policies shall name Sublessor and Master Lessor as additional insureds. Notwithstanding anything to the contrary herein, Sublessor and Sublessee hereby release each other, and their respective agents, employees, subtenants, assignees and contractors, from all liability for damage to any property that is caused by or results from a risk which is actually insured against or which would normally be covered by “all risk” property insurance, without regard to the negligence or willful misconduct of the entity so released. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall not be obligated to deliver the Premises to Sublessee until Sublessee has provided to Sublessor the certificates of insurance required by Article 8 of the Master Lease. In addition, Sublessee shall carry a commercial general liability endorsement insuring performance by Sublessee of its indemnification obligations under this Sublease.

23. Other Sublease Terms:

A. Incorporation by Reference: Except as otherwise provided in this Sublease, the terms and provisions contained in the Master Lease are incorporated herein by reference and are made a part hereof as if set forth at length; provided, however, that: (i) each reference in such incorporated sections to “Lease” and to “Premises” shall be deemed a reference to this “Sublease” and the “Premises” defined herein, respectively; (ii) each reference to “Lessor” and “Lessee” shall be deemed a reference to “Sublessor” and “Sublessee”, respectively, except as expressly set forth herein; (iii) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor with respect to Master Lessor’s performance thereof shall be to request the same in writing from Master Lessor, as and when requested to do so by Sublessee, and, at Sublessee’s sole cost, to use Sublessor’s commercially reasonable good faith efforts to obtain Master Lessor’s performance; (iv) with respect to any non-monetary obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its non-monetary obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults; (v) Sublessor shall have no liability to Sublessee with respect to (a) representations and warranties made by Master Lessor under the Master Lease, (b) any indemnification obligations of Master Lessor under the Master Lease, or other obligations or

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liabilities of Master Lessor under the Master Lease with respect to compliance with laws, condition of the Premises or Hazardous Substances, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to make Sublessor liable therefor; (vi) with respect to any approval or consent required to be obtained from the Master Lessor under the Master Lease, such approval or consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor’s approval or consent is not obtained; (vii) in any case where “Lessee” is to indemnify, release or waive claims against “Lessor”, such indemnity, release or waiver shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (viii) Sublessee shall pay all consent and review fees set forth in the Master Lease to both Master Lessor and Sublessor; (ix) Sublessee shall not have the right to terminate this Sublease due to casualty or condemnation unless Sublessor has such right under the Master Lease, and, with respect to the exercise of such termination rights, Sublessee shall exercise such rights only with the prior written consent of Sublessor, which shall not be unreasonably withheld or delayed, and, as between Sublessor and Sublessee only, all insurance proceeds or condemnation awards received by Sublessor under the Master Lease shall be deemed to be the property of Sublessor; (x) in any case where “Lessee” is to execute and deliver certain documents or notices to “Lessor”, such obligation shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (xi) the following provisions of the Master Lease are expressly not incorporated herein by reference: (A) Sections 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 1.10, 1.11, 2.2, 2.3, 2.5, Articles 3 through 5, the words “2.2 (Lessor’s warranty as to condition), 2.3 (Lessor’s warranty as to compliance with covenants, etc.)” in the first phrase of the first sentence of Section 7.1(a), all but the first sentence of Section 9.5, subsection (ii) of Section 13.1(c), Article 15, the second sentence of Section 22, Article 23 (except for purposes of sending notices to Master Lessor), the first phrase of Section 30.2, Section 30.3, Article 31, Article 37, Article 39 and Article 44 of the printed portion of the Lease form; (B) inserts 3, 4, 6, 7, 9, the first phrase of insert 9C, and inserts 20A and 23; (C) Sections 49, 50, 51, 52, 56.4 and 57 of the Lease Addendum; (D) Exhibits A, B, C and D; and (E) Sections 1, 2, 3, 4, 5, 6 and 10 of the First Amendment, and Sections 4 and 8 of the Second Amendment; (xii) notwithstanding the foregoing, all references to “Lessor” and “Insuring Party” in the following provisions of the Master Lease shall mean Master Lessor only, and not Sublessor: Section 1.9, Section 7.1(a), the first phrase of the first sentence of Section 7.2, Sections 8.1, 8.2(b), 8.3, 9.1(d), 9.2, 9.3, 9.5, 9.6, 9.7, 13.5, Article 14, Section 16.2, Article 17, Article 30, Articles 40 and 42, Sections 53.1, 54.1and 55 of the Lease Addendum; and (xiii) all references to “Lessor” in the following provisions of the Master Lease shall mean both Master Lessor and Sublessor: Sections 6.2(c), 7.3(c), 8.7, 8.8 and 9.4.

B. Assumption of Obligations: This Sublease is and all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder, and any termination thereof shall likewise terminate this Sublease. In the event of a conflict between the provisions of the Master Lease and the provisions of this Sublease, as between Sublessor and Sublessee, the provisions of this Sublease shall control. Sublessee hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease applicable to the Premises to the extent incorporated herein with respect to the Term, (ii) to perform all the obligations on the part of the “Lessee” to be performed under the terms of the Master Lease during the Term to the extent incorporated herein, and (iii) to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands, and expenses (including reasonable attorneys’ and experts’ fees) arising out of Sublessee’s failure to comply with or to perform Sublessee’s obligations hereunder or the obligations of the “Lessee” under the Master Lease as herein provided or to act or omit to act in any manner which will constitute a breach of the Master Lease. The foregoing indemnification shall survive the expiration or earlier termination of this Sublease.

C. Sublessor’s Obligations. Sublessor shall not be required to furnish, supply or install anything required of Master Lessor under any Article of the Master Lease. Sublessor shall have no liability or responsibility whatsoever for Master Lessor’s failure or refusal to perform under the Master Lease. Despite Master Lessor’s failure or refusal to comply with any of those provisions of the Master Lease, this Sublease shall remain in full force and effect, and Sublessee shall pay the Monthly Base Rent and the Additional

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Rent and all other charges provided for in this Sublease without any abatement, deduction or setoff. Sublessor’s obligation to use its commercially reasonable good faith efforts to cause Master Lessor to observe and perform its obligations under the Master Lease shall not be a guarantee by Sublessor of Master Lessor’s compliance with the provisions of the Master Lease, and in no event shall Sublessor be required to initiate any litigation proceedings or file suit against Master Lessor; provided, however, if Master Lessor shall fail or refuse to perform, Sublessee shall have the right to commence a lawsuit or other action in Sublessor’s name, as long as Sublessee has obtained the prior written consent of Sublessor, which consent shall not be unreasonably withheld, and, provided further, that Sublessee shall indemnify, protect, defend by counsel reasonably satisfactory to Sublessor and hold Sublessor harmless from and against any and all liability, loss, claims, demands, suits, penalties or damage (including, without being limited to, reasonable attorneys’ fees and expenses) which Sublessor may incur or suffer by reason of such lawsuit or other action. Sublessor shall perform the obligations of the “Lessee” under the Master Lease to the extent those obligations are not made the obligations of Sublessee pursuant to this Sublease.

D. Certain Obligations/Rights of Sublessee: Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, and except to the extent made the obligation of Master Lessor under the Master Lease, during the Term Sublessor shall be responsible for (i) performing any maintenance, repairs or replacements that are structural or capital expenditures under generally accepted accounting principles (“GAAP”), and (ii) causing the Premises to comply with any changes in rules, regulations, requirements, CC&Rs, or laws effective from and after the date of Sublessee’s early entry onto the Premises requiring the construction of alterations unless due to (y) Sublessee’s particular use of the Premises, or (z) required as a result of any alteration, addition or improvement to the Premises by or for the benefit of Sublessee, in which case Sublessee shall perform and pay for such maintenance, repairs, replacements or alterations. With respect to the costs incurred by Sublessor in complying with the preceding sentence, Sublessor shall have the right to amortize such costs over a nine (9)- year useful life, together with interest thereon at the rate of seven percent (7%) per annum, and Sublessee shall pay to Sublessor as Additional Rent, at the time that Sublessee pays Monthly Base Rent, one-ninth (1/9th) of such amortized cost on a monthly basis until the earlier of (a) the date upon which this Sublease terminates if Sublessee timely exercises the termination right set forth in Paragraph 28 below, or (b) the Expiration Date. In addition, with respect to increases in Real Property Taxes resulting from the transfer of ownership of the Premises, Sublessor and Sublessee each shall pay fifty percent (50%) of such increase, and, if Sublessor, in Sublessor’s sole and absolute discretion, appeals the amount of any such increase to the appropriate taxing authority, within twenty (20) days after receipt of Sublessor’s invoice therefor, Sublessee shall reimburse Sublessor fifty percent (50%) of all actual costs incurred by Sublessor in connection with such appeal.

E. Inducement Recapture: Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, the provisions of Section 13.3 of the Master Lease, as incorporated herein, shall not apply unless Sublessor terminates this Sublease as a result of a default by Sublessee as described therein.

24. Condition Precedent: This Sublease and Sublessor’s and Sublessee’s obligations hereunder are conditioned upon obtaining the written consent of the Master Lessor to this Sublease in a form reasonably acceptable to Sublessor and Sublessee. If for any reason Sublessor fails to obtain the Master Lessor’s consent within thirty (30) days after the date on which Sublessor delivers a fully executed copy of this Sublease to Master Lessor, then either Sublessor or Sublessee may terminate this Sublease by giving the other party ten (10) days’ prior written notice, in which case this Sublease shall terminate on the day following the last day of the ten (10)- day notice period (unless Master Lessor’s consent is obtained during such ten (10)- day period, in which case this Sublease shall remain in full force and effect), neither party shall have any further rights or obligations hereunder and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with Sublessee’s execution hereof. The return of all sums paid by Sublessee to Sublessor shall be Sublessee’s sole and exclusive remedy in the event of a termination pursuant to this Paragraph.

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25. Authority: Each party represents to the other that the person executing this Sublease on its behalf is duly authorized to do so and to bind the party hereby.

26. Miscellaneous: This Sublease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired. This Sublease may not be amended except by the written agreement of all parties hereto. Time is of the essence with respect to the performance of every provision of this Sublease in which time of performance is a factor. Any executed copy of this Sublease shall be deemed an original for all purposes. This Sublease shall, subject to the provisions regarding assignment and subletting, apply to and bind the respective heirs, successors, executors, administrators and assigns of Sublessor and Sublessee. The language in all parts of this Sublease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Sublessor or Sublessee. The captions used in this Sublease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. When a party is required to do something by this Sublease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Whenever one party’s consent or approval is required to be given as a condition to the other party’s right to take any action pursuant to this Sublease, unless another standard is expressly set forth, such consent or approval shall not be unreasonably withheld or delayed. This Sublease may be executed in counterparts, all of which taken together as a whole, shall constitute one original document. In the event of any litigation involving the parties arising out of this Sublease, the prevailing party shall be entitled to recover from the other party such reasonable attorneys’ fees and costs as may reasonably be incurred, as awarded by the court hearing the matter.

27. Additional Provisions.

A. Parking: Subject to the provisions of the Master Lease, Sublessee shall be entitled to the exclusive use of the available parking stalls in the parking area serving the Building. Sublessee shall comply with Master Lessor’s rules and regulations, if any, with respect to parking serving the Building.

B. Services: There shall be no abatement of Rent or liability of Sublessor on account of the following: (i) the use, installation or interruption of the Premises in connection with the furnishing of any of the utilities serving the Premises; or (ii) the limitation, curtailment, rationing or restrictions requested by any governmental authority on use of water, electricity, gas or any other form of energy or utility service serving the Premises.

C. Signage: Any signage requested by Sublessee installed at Sublessee’s sole cost in accordance with provisions of the Master Lease and applicable governmental regulations, and subject to the prior written consent of Sublessor, which shall not be unreasonably withheld or delayed, and Master Lessor. Subject to receipt of Master Lessor’s consent, Sublessor hereby approves the signage described in Exhibit “E” attached hereto. Master Lessor’s failure to consent to Sublessee’s signage shall not relieve Sublessee of its obligations hereunder or otherwise be deemed to modify or terminate this Sublease.

D. No Offer: Submission of this Sublease for examination or signature by Sublessee does not constitute a reservation of, option for or option to sublease, and such submission is not effective as a sublease or otherwise until execution and delivery by both Sublessor and Sublessee, subject, however, to the provisions of Paragraph 24 above.

E. Hazardous Substances: To the best of the actual knowledge, without inquiry, of Adony Beniares, Sublessor’s Senior Manager of Site Services, who Sublessor reasonably believes is the person most likely to have such actual knowledge, except as set

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forth in that certain Phase 1 environmental report dated July 24, 2000 and prepared by Professional Service Industries, Inc., no Hazardous Substances are present in or about the Premises in violation of Applicable Law. Sublessor shall indemnify, protect, defend (with counsel reasonably acceptable to Sublessee) and hold harmless Sublessee from and against any and all claims, liabilities, judgments, causes of action, damages (excluding consequential [i.e., lost profits, lost business opportunity] and punitive damages), costs, and expenses (including reasonable attorneys’ and experts’ fees), caused by or arising in connection with any Hazardous Substances brought onto the Premises by Sublessor, its agents, employees or contractors.

F. Termination of Master Lease: Sublessor shall not voluntarily terminate the Master Lease during the Term unless and until Master Lessor has agreed in writing to continue the Sublease in full force and effect as a direct lease between Master Lessor and Sublessee upon and subject to all of the terms, covenants and conditions of the Sublease for the balance of the Term hereof. If Master Lessor so consents, Sublessee shall attorn to Master Lessor in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Master Lessor.

G. Amendment or Modification: Sublessor shall not amend or modify the Master Lease, give any consent or approval under or waive any provisions under the Master Lease in any manner that would materially and adversely affect Sublessee or its interest hereunder, materially increase Sublessee’s obligations hereunder or materially restrict Sublessee’s rights hereunder, without the prior written consent of Sublessee, which shall not be unreasonably withheld.

H. Sublessor’s Warranties. To the best of Sublessor’s actual knowledge, Sublessor represents and warrants that (a) the Master Lease is in full force and effect, and there exists under the Master Lease no default or event of default by either Master Lessor or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default by Sublessor or Master Lessor, and (b) the copy of the Master Lease attached hereto as Exhibit A is a true, correct and complete copy of the Master Lease.

I. Exercise of Option, Election. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, if, pursuant this Sublease Sublessee has an option to terminate this Sublease or keep this Sublease in effect pursuant to any provision of the Master Lease, including, without limitation, the provisions of Sections 9 and 10 of the Master Lease, and Sublessee has not notified Sublessor of its exercise of such option or the making of such election, then, not less than five (5) business days prior to the date upon which the right to exercise such option or make such election will expire, Sublessor shall have the right to request in writing from Sublessee whether or not Sublessee will exercise the option or make the election at issue. If Sublessee does not exercise such option, make such election or otherwise notify Sublessor of its intention in writing by the date that is two days prior to the date such option must be exercised or such election must be made under the Master Lease, Sublessor shall have the right to timely exercise any applicable termination right or leave intact any Master Lessor’s option to terminate, and any such termination of the Master Lease and resultant termination of this Sublease shall not be deemed a voluntary termination by Sublessor of the Master Lease for any purpose under this Sublease, including, without limitation, Paragraph 8 above.

28. Option to Terminate: Notwithstanding anything to the contrary contained in the Master Lease, Sublessee shall have a one-time option to terminate this Sublease, with the effective date of such termination to occur only during months 67 through 72 of the Sublease Term (“Termination Period”). In order to exercise the option to terminate this Sublease, Sublessee shall provide to Sublessor, on a date that is not less than nine (9) months prior to the date of termination within the Termination Period selected by Sublessee, written notice of Sublessee’s election to terminate this Sublease. At the time that Sublessee’s written termination notice is

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delivered to Sublessor, Sublessee shall deliver to Sublessor a termination payment calculated in accordance with the provisions of Exhibit “F” attached hereto and incorporated by reference herein. Time is of the essence with respect to the exercise by Sublessee of the termination option, and if Sublessee does not timely exercise the option as set forth in this Paragraph, the termination option shall be deemed null and void and of no further force or effect.

IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLESSOR:		SUBLESSEE:

SANDISK CORPORATION,		ADVANCED ANALOGIC TECHNOLOGIES
a Delaware corporation		INCORPORATED,
a Delaware corporation

By:	/s/ Judy Bruner	By:	/s/ Brian R. McDonald
Printed Name:		Printed Name:
	Judy Bruner		Brian R. McDonald
Title:	EVP Admin & CFO	Title:	Vice President and Chief Financial Officer

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CONSENT OF MASTER LESSOR

Master Lessor hereby acknowledges receipt of a copy of this Sublease, and consents to this Sublease. By this consent, Master Lessor shall not be deemed in any way to have entered into the Sublease and shall not be bound by any of the terms and provisions contained herein or to have consented to any further assignment or sublease. Notwithstanding anything to the contrary contained in this Consent, neither Sublessor nor Sublessee shall have any obligation to remove any alterations, additions or improvements existing in the Premises as of the date of this Consent.

Master Lessor further agrees, notwithstanding anything to the contrary in the Master Lease:

(a) The release and waiver of subrogation provision set forth in Section 8.6 of the Master Lease shall be deemed a three (3)- party agreement binding among and inuring to the benefit of Sublessor, Sublessee and Master Lessor by reason of Master Lessor’s consent to the Sublease.

(b) Master Lessor consents to Sublessee’s installation of the signage described in Paragraph 27.C. of the Sublease.

(c) Sublessee may use normal office and cleaning products in the Premises in amounts reasonably necessary for Sublessee’s permitted use, and may use the Hazardous Substances listed on Exhibit “C”, none of which Hazardous Substances constitutes a Reportable Use as defined in Section 6.2 of the Master Lease.

MASTER LESSOR:

1

EXHIBIT “A”

Master Lease

(To be inserted)

1

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE–NET

(Do not use this form for Multi-Tenant Property)

1. Basic Provisions (“Basic Provisions”)

1.1 Parties: This Lease (“Lease”), dated for reference purposes only April 11, 2000 is made by and between South North III, LLC, a California limited liability company (“Lessor”) [or “Landlord”] and Matrix Semiconductor, Inc., a Delaware corporation or [“Tenant”] (“Lessee”) (collectively the “Parties,” or individually a “Party”.

1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lesse, and commonly known by the street address of 3230 Scott Boulevard, Santa Clara located in the County of Santa Clara State of California and generally described as (described briefly the nature of the property) a concrete tilt up building of approximately 42,174 square feet (“Premises”). (See Paragraph 2 for further provisions).

1.3 Term: seven (7) years and zero (0) months (“Original Term”) commencing [in accordance with the provisions of Paragraph 49 of the Addendum portion of the Lease] (“Commencement Date”) and ending [in accordance with the provisions of Paragraph 49 of the Addendum portion of the Lease] (“Expiration Date”). (See Paragraph 3 for further provisions).

1.4 Early [ILLEGIBLE] See Section [ILLEGIBLE] (“Early Possession Date”). (See Paragraph [ILLEGIBLE] and [ILLEGIBLE] for further provisions)

1.5 Base Rent: $126,522.00 per month (“Base Rent”), payable on the first (1st) day of each month commencing on the Commencement Date (See Paragraph 4 for further provisions).

☒	If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

1.6 Base Rent Paid Upon Execution: $126,522.00 as Base Rent for the period of the first (1st) month of the term of this Lease.

1.7 Security Deposit: $127,000 (“Security Deposit”). (See Paragraph 5 for further provisions).

1.8 Permitted Use: [Administrative offices for research and development of semiconductors, including labs for testing of semiconductors, which labs do not use any Hazardous Substances (“Agreed Use”); provided, however, the Agreed Use shall under no circumstances include the manufacture, assembly or other production of semiconductors or any other materials.] (See Paragraph 6 for further provisions).

1.9 Insuring Party: Lessor is the “Insuring Party” unless otherwise stated herein. (See Paragraph 8 for further provisions.)

1.10 Real Estate Brokers: The following real estate brokers (collectively, the “Brokers”) and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

None represents

☐  Lessor exclusively (“Lessor’s Broker”);    ☐  both lessor and Lessee, and

Wayne Mascia Associates; Jim Obermeyer represents

☒  Lease exclusively (“Lessor’s Broker”),     ☐  both Lessee and Lessor. (See Paragraph 15 for further provisions.)

1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by None (‘Guarantor”). (See Paragraph 37 for further provisions)

1.12 Addends. Attached hereto is an Addendum or Addends consisting of Paragraphs 49 through 57 and Exhibits A through D, inserts 1 - 23 all of which constitute a part of this Lease.

2. Provisions

2.1 [ILLEGIBLE], Lessor hereby leases to Lessee, and Lessor hereby leases from Lessor the Provision for this term at the rental, and upon all the terms, [ILLEGIBLE] and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in the Lease, or that may have been used in calculating rental, is on approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, [ILLEGIBLE] and loading doors [ILLEGIBLE] In the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall except as otherwise provided in this Lease, promptly after receipt of written from Leases setting forth with specificity the nature and extent of such non-compliance, rectify same at lessor’s expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessors sole cost and expense.

2.3 Compliance with Covenants, Restrictions and Building Cost. Lessor warrants to Lessee that ~~the improvement~~ [Lessor’s Work (as hereafter defined) to be constructed by Lessor] on the Premises comply with at applicable covenants or restrictions of record and applicable building codes regulations and [ILLEGIBLE] in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alteration or Utility installations (as defined to Paragraph 7.3) made or to be made by Lessee. ~~If the premises do~~ [Lessor’s Work does] not comply with said warrant Lessor shall except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specifically... the nature and extent of such non-compliance, rectify the same at Lessor’s expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessor’s sole cost and expense.

2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by ~~the Broker~~ [Lessor] to satisfy itself with respect to the condition of the Premises (including but not [ILLEGIBLE] to the electrical and the sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future availability of the Premises for Leases intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same [ILLEGIBLE] to Lessee’s occupancy of the Premises and/or the term of this Lease.

2.5 [ILLEGIBLE] Prior Owner / Occupant. The warranties made by Lessor on this Paragraph 2 shall be of no [ILLEGIBLE] or [ILLEGIBLE] immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessor shall at Lessees sole cost and expense correct any non-compliance of the Premises with said warranties.

3 Term.

31 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 ~~[ILLEGIBLE] for the period of such [ILLEGIBLE] possession. All other terms of this Lease, however (including but not limited to the obligation to pay Real Property Taxes and insurance premiums [ILLEGIBLE] in the Premises shall be in effect during such period. Any such [ILLEGIBLE] possession shall not affect nor [ILLEGIBLE].~~ See Section 6.1 of the Work Letter.

3.3 In Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee ~~[ILLEGIBLE]~~ by the Commencement Date. Lessor shall not be subject to any liability [ILLEGIBLE], nor shall such [ILLEGIBLE] affect the validity [ILLEGIBLE] Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case. [ILLEGIBLE] not except as otherwise provided [ILLEGIBLE], be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor [ILLEGIBLE] possession of the Premises to Lessee, if possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement [ILLEGIBLE], Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder, provided, however, that if such written notice by Lessee is not received by Lessor within [ILLEGIBLE] ten (10) day period. Lessee’s right to cancel this Lease shall terminate and be of no further [ILLEGIBLE]. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this [ILLEGIBLE] and Lessee does not terminate this Lease, as aforesaid, the [ILLEGIBLE] of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4. Rent.

4.1 Base Rent. Leases shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without [ILLEGIBLE] or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee’s [ILLEGIBLE] performance of Lessee’s obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.[ILLEGIBLE]). Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorney’s fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor [ILLEGIBLE] moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. ~~Any time the Base Rent [ILLEGIBLE] the term of this Lease. Lessee shall, upon written request from [ILLEGIBLE], deposit additional moneys with Lessor sufficient to [ILLEGIBLE] the same [ILLEGIBLE] between the Security Deposit and the Base Rent [ILLEGIBLE]~~ Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor [ILLEGIBLE], at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee [ILLEGIBLE], at Lessor’s [ILLEGIBLE], to the last assignee, if any, of Lessee’s interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to [ILLEGIBLE] interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6. Use.

6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.5, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties.

6.2 Hazardous Substances.

(a) Reportable Uses Require [ILLEGIBLE]. The term “Hazardous Substances” as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or [ILLEGIBLE] thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee’s sole cost and expense) with all Applicable Law (as defined in Paragraph [ILLEGIBLE]. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a [ILLEGIBLE], or with respect to which a report, notice, registration or business plan is required to be [ILLEGIBLE] with, any governmental authority. Reportable Use [ILLEGIBLE] also include Lessee’s being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable [ILLEGIBLE] requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing Lessee may, without Lessor’s prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee’s business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor, in addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee’s giving Lessor such additional assurance as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as [ILLEGIBLE]) and/or the deposit of an additional Security Deposit under Paragraph [ILLEGIBLE] hereof.

(b) Duty to inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, [ILLEGIBLE], release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

(c) Indemnification. Lessee shall [ILLEGIBLE], protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, [ILLEGIBLE], costs, claims, [ILLEGIBLE], expenses, penalties, permits and attorney’s and consultant’s fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee’s control. [(but excluding any Hazardous Substances that exist in the Premises as of the date hereof).] A Lessee’s obligations under this Paragraph 6 shall include, but not be limited to, the [ILLEGIBLE] of any contamination or injury to person, property or the environment [ILLEGIBLE] or suffered by Lessee, and the cost of investigation (including consultant’s and attorney’s fees and [ILLEGIBLE]), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or [ILLEGIBLE] agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically to agreed by Lessor in writing at the time of such agreement.

6.3 [ILLEGIBLE] Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall, at Lessee’s sole cost and expense, [ILLEGIBLE] and in a timely manner, comply with all “Applicable Law,” which term is used in this Lease [ILLEGIBLE] include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable [ILLEGIBLE] insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions,* and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank[ILLEGIBLE], how in effect or which may hereafter come into effect, and whether or not [ILLEGIBLE] a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor’s written request, provide Lessor with copies of all documents and information, including but not limited to, permits, registrations, manifests, applications, reports and [ILLEGIBLE], evidencing Lessee’s compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, [ILLEGIBLE], warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

6.4 Inspections Compliance. Lessor and Lessor’s [ILLEGIBLE] (as defined in Paragraph [ILLEGIBLE](a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise [ILLEGIBLE] reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this [ILLEGIBLE] and all Applicable Laws (as defined in Paragraph 6.3), and to employ [ILLEGIBLE] and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee’s activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless [ILLEGIBLE] or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially [ILLEGIBLE] to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent [ILLEGIBLE] or contamination, in any such case, Lessee shall upon request reimburse Lessor or Lessor’s Lender, as the case may be, for the costs and [ILLEGIBLE] of such inspections.

[ILLEGIBLE]. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

7.1 [ILLEGIBLE] Obligations.

(a) Subject to the provisions of Paragraph 2.2 (Lessor’s warranty as to condition), 2.3 (Lessor’s warranty as to compliance with covenants, etc), 7.2 (Lessor’s obligations [ILLEGIBLE] repair), [ILLEGIBLE] (damage and destruction), and 14 (condemnation). [and except as otherwise specifically provided in Addendum Sections 53 and 54 of the Lease,] Lessee shall, [ILLEGIBLE] sole cost and expense and at all times, keep the Premises and every part thereof is good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to [ILLEGIBLE], and whether or not the need for such repairs occurs

*	arising from, caused by or contributed to by the use, occupancy or operations in the Premises by Lessee, Lessee’s agents, employees, contractors and others under Lessee’s control or dominion,
**	by Lessee, Lessee’s agents, employees, contractors and other under Lessee’s control or dominion,

as a result of Lessee’s use, any prior use, the elements or the age of such portion of the Premises), including, without [ILLEGIBLE] of the foregoing, all equipment or [ILLEGIBLE] serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, [ILLEGIBLE] Or [ILLEGIBLE] pressure vessels, fire sprinkles and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke [ILLEGIBLE] systems and equipment, fire [ILLEGIBLE], fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, [ILLEGIBLE] glass, skylights, landscaping, driveways, parking lots, fences, [ILLEGIBLE] walls, signs, sidewalks and parkways located in, on, [ILLEGIBLE] or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substances to be spilled or released in, on, under or about the Premises (including through the plumbing or [ILLEGIBLE] sewer system) and shall promptly, at Lessee’s expenses, take all investigatory and/or remedial action reasonably recommended whether or not formally ordered or required, for the cleanup of any contamination of and for the maintenance, security and/or monitoring [ILLEGIBLE] the Premises, the [ILLEGIBLE] surrounding same, or neighboring [ILLEGIBLE], that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substances and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, Lessee’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

(b) Lessee shall, at Lessee’s sole cost and expense, [ILLEGIBLE] and maintain contracts with copies to Lessor in customary form and substance for and with contractors specializing and experienced in the inspection, maintenance and service of the following equipment and improvements if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drum maintenance and (vi) asphalt and parking lot maintenance.

7.2 Lessor’s Obligations. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 relating to condition of the Premises 2.3 (relating to compliance with [ILLEGIBLE], restriction and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural, [ILLEGIBLE] of which obligations are intended to be that of the Lessor under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and manner of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the term of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions: Consent Required. The term “Utility Installations” is used in this Lease to refer to all carpeting, window coverings, airlines, power [ILLEGIBLE], electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than utility installations of Trade Fixtures, whether by addition or deletion, “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installation made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.6(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor’s prior written consent. Lessee must however, make non-structural Utility Installation to the interior of the Premises (excluding the roof, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed ~~[ILLEGIBLE]~~ [Forty Thousand Dollars ($40,000)].

(b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee’s acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law, Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications thereof. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs ~~$10,000~~ [Fifty Thousand Dollars ($50,000)] or more upon Lessee’s providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

(c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or of use on the Premises, which claims are or may be secured by any mechanics or [ILLEGIBLE] [ILLEGIBLE] against the Premises or any interest therein. Lessee shall give lessor not less than ten (10) days’ notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good [ILLEGIBLE], contest the validity of any such [ILLEGIBLE], claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such confessed [ILLEGIBLE] claim or demand, indemnifying Lessor against [ILLEGIBLE] for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor’s attorney’s fees and costs in participating in such action if Lessor shall decide it in to its best interest to do so.

7.4 Ownership: Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered to part of the Premises, Lessor may, at any time and at its option, elect in writing to Lessee to be owner of all or any specified part of the Lessee Owned Alterations, and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, becomes the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

(b) Removal, Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor [; provided, however, Lessor shall not have the right under this Section 7.4(b) to require Lessee to remove the Tenant Improvements of which Lessor has approved under the Work Letter; provided, further, however, that if Lessee, concurrent with requesting Lessor’s consent to an Alteration, requests Lessor to make the election for removal of such Alteration under this Section 7.4(b) at the time of Lessor’s consent to such Alteration, then Lessor shall advise Lessee of Lessor’s election within ten (10) days after Lessor’s consent to such Alteration.] Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility transactions made without the required consent of [ILLEGIBLE].

(c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary war and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee’s Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice, Lessee’s Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. Insurance; Indemnity.

8.1 Payment For Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all Insurance required under this Paragraph 8 except to the extent of the cost attributable to liability Insurance carried by Lessor in excess of $3,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

8.2 Liability Insurance.

(a) Carried by Lessee, Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor ([ILLEGIBLE] an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership use, occupancy or maintenance of the [ILLEGIBLE] and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than [ILLEGIBLE] per occurrence with an “Additional insured-Managers or Lessors of Premises” Endorsement and contain the “Amendment of the Pollution Exclusion” for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under the Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor [ILLEGIBLE] Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) Carried By Lessor. In the event Lessor is the Insuring Party. Lessor shall also maintain liability insurance described in Paragraph [ILLEGIBLE], above. In addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises (“Lender(s)”), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved such [ILLEGIBLE] amount is less than full replacement cost. If Lessor is the Insuring Party, however; Lessee Owned Alterations and Utility [ILLEGIBLE] shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all [ILLEGIBLE] of direct physical loss or damage (except the parts of [ILLEGIBLE] and/or earthquake unless required by a [ILLEGIBLE]), including coverage for any additional costs resulting from [ILLEGIBLE] removal and reasonable amounts of coverage for the [ILLEGIBLE] of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished [ILLEGIBLE] moved by reason of the enforcement of any building, zoning, safety or land use laws as the results of a covered cause of loss. Said policy or policies [ILLEGIBLE] also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of [ILLEGIBLE], and initiation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph [ILLEGIBLE].

(b) [ILLEGIBLE] Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and [ILLEGIBLE], insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year’s loss of rental revenues from the [ILLEGIBLE] of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by [ILLEGIBLE], for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such [ILLEGIBLE].

(c) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the [ILLEGIBLE] shall pay for any increase in the premiums for the property insurance of such building or buildings it said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.

(d) Tenant’s Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure [ILLEGIBLE] Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If [ILLEGIBLE] is the Insuring Party, the policy carried by Lessee under this Paragraph [ILLEGIBLE] shall insure Lessee Owned Alterations and Utility Installations.

8.4 Lessee’s Property Insurance. Subject to the requirements of Paragraph [ILLEGIBLE]. [ILLEGIBLE] at its cost shall either by [ILLEGIBLE] policy or, at Lessor’s option, by endorsement to a policy already carried, maintain insurance coverage on all of [ILLEGIBLE] personal property. Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph [ILLEGIBLE]. Such Insurance shall be full replacement cost coverage with a deductible of not to exceed ~~$1,000~~* per occurrence. The proceeds from any such insurance shall be used by [ILLEGIBLE] for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph [ILLEGIBLE] and shall provide Lessor with written evidence that such insurance is in force.

8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least B+, V, or such other rating as may be required by a Lender having a [ILLEGIBLE] on the Premises, as set forth in the most current issue of “Best’s Insurance Guide.” Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph [ILLEGIBLE]. [ILLEGIBLE] Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the [ILLEGIBLE] and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to [ILLEGIBLE], which amount shall be payable by [ILLEGIBLE] to Lessor upon demand. If the Insuring Party shall [ILLEGIBLE] to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph [ILLEGIBLE], the other Party may, but shall not be required to, procure and maintain the same, but at [ILLEGIBLE] expense.

8.6 Waiver of [ILLEGIBLE]. Without affecting any other rights or remedies, [ILLEGIBLE] and Lessor (“Waiving Party”) each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in [ILLEGIBLE] against the other, for loss of or damage to the Waiving Party’s property arising out of or incident to the [ILLEGIBLE] required to be insured against under Paragraph [ILLEGIBLE]. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

8.7 Indemnity. Except for Lessor’s negligence and/or breach of express warranties, [ILLEGIBLE] shall indemnify, protect, [ILLEGIBLE] and hold harmless the [ILLEGIBLE], Lessor and its agents. Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or [ILLEGIBLE], costs, [ILLEGIBLE], judgments, penalties, permits, attorney’s and consultant’s fees, expenses and/or liabilities arising out of, involving, or in dealing with the occupancy of the Premises by Lessee, the conduct of Lessee’s business, any act, omission or neglect of [ILLEGIBLE], its agents, contractors, employees or [ILLEGIBLE], and out of any Default or Breach by [ILLEGIBLE] in the performance in a timely manner of any obligation on Lessee’s part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any [ILLEGIBLE] or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) [ILLEGIBLE] and/or reduced to judgment, and whether well founded or not [ILLEGIBLE] any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim [ILLEGIBLE] order to be so indemnified.

8.8 Exemption of Lessor from Liability. [Except for damage to personal property resulting from the active gross negligence or wilful misconduct of Lessor,] Lessor shall not be liable for injury or damage to the person or goods, [ILLEGIBLE], merchandise or other property of Lessee, Lessee’s employees, contractors, [ILLEGIBLE], customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the [ILLEGIBLE], leakage, obstruction or other defects of pipes. [ILLEGIBLE] [ILLEGIBLE], wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect [ILLEGIBLE] any other tenant of Lessor. Notwithstanding Lessor’s negligence or breach of this Lease. Lessor shall under no circumstances be liable for injury to Lessee’s business or for any loss of income or profit therefrom.

9. Damage or Destruction.

9.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

(b) “Premises Total Destruction” shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage [ILLEGIBLE] destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or [ILLEGIBLE], excluding from such calculation the value of the Land and Lessee Owned Alterations and Utility Installations.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an [ILLEGIBLE] required to be covered by the insurance described in Paragraph [ILLEGIBLE], irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances [ILLEGIBLE] laws, and without deduction for [ILLEGIBLE].

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

9.2 Partial Damage – Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not [ILLEGIBLE] Trade Fixtures, or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that [ILLEGIBLE] shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the Insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing of the required insurance was [ILLEGIBLE] in force or the insurance proceeds are not sufficient to [ILLEGIBLE] such repair, the [ILLEGIBLE] Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee’s responsibility) as and when required to complete [ILLEGIBLE] repairs, in the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full [ILLEGIBLE] cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance [ILLEGIBLE] or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover [ILLEGIBLE], or adequate assurance [ILLEGIBLE] within ten (10) days following receipt of written notice of such shortage and [ILLEGIBLE]. If Lessor receives [ILLEGIBLE] funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete [ILLEGIBLE] as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to [ILLEGIBLE] within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then [ILLEGIBLE] Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage but the net proceeds of any such insurance shall be made available for the repairs it made by either Party.

*	Five Thousand Dollars ($5,000)

9.3 Partial Damage - Uninsured Loss i) a Premises Partial Damage that is not an insured Loss occurs, unless caused by a [ILLEGIBLE] or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense and this Lease shall continue in full force and effect but subject to Lessor’s [ILLEGIBLE] under Paragraph 13). Lessor may at Lessor’s option either. (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which [ILLEGIBLE] this Lease shall continue in full force and effect or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of [ILLEGIBLE] occurance of such damage of Lessor’s desire to terminate this Lease as of the [ILLEGIBLE] sixty (60) days following the giving of such notice, in the event Lessor elects to give such notice of Lessor’s intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage totally at Lessee’s expense and without reimbursement from Lessor, Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee’s said commitment, in such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority). This Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee except as released and waived in Paragraph 8.6.

9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month’s [ILLEGIBLE] Rent, whether or not an insured Loss, Lessor may, at Lessor’s option terminate this Lease effective sixty (60) days following the date of occurence of such damage by giving written notice to Lessee of Lessor’s election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier (“Exercise Period”), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or [ILLEGIBLE] assurance thereof) needed to make the repairs, # Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee falls to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor’s option terminate this Lease as of the expiration of said sixty (60) day period following the occurence of such damage by giving written notice to Lessee of Lessor’s election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term of provision in the grant of option to the contrary.

9.6 Abatement of Rent; Lessee’s Remedies.

(a) in the event of damage described in Paragraph 9.2 (Partial Damage-insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues [ILLEGIBLE], shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

(b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee’s election to terminate this Lease on a data not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect “Commence” as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and affect but subject to Lessor’s rights under Paragraph 13). Lessor may at Lessor’s option either (i) investigate and remediate such Hazardous Substance Condition, if required, [ILLEGIBLE] as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate [ILLEGIBLE] such condition exceed ~~twelve (12) times the [ILLEGIBLE] monthly [ILLEGIBLE] Rent of $100,000, which [ILLEGIBLE] is greater,~~ give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor’s desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor’s intention to terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee’s commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee’s expense and without reimbursement from Lessor except to the extent of ~~an amount equal to twelve (12) times [ILLEGIBLE] than montly [ILLEGIBLE] Rent of $100,000, whichever is greater~~, Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee’s said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor’s notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee’s obligation under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve months.

9.8 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall in addition, return to Lessee [ILLEGIBLE] much of Lessee’s Security Deposit as has not been, or is not than required to be, used by Lessor under the terms of this Lease.

9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the [ILLEGIBLE] inconsistent herewith.

10. Real Property Taxes.

10.1 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1[ILLEGIBLE] all such payments shall be made at least ten(10) days prior to the delinquency date of the of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or [ILLEGIBLE] termination of the term hereof. Lessee’s share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

(b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes Lessor reserves the right; at Lessor’s option [from and after the first (1st) time that the Lessee is in Breach or Default hereunder,] to estimate the current Real Property Taxes applicants to the Premises, and to require such current year’s Real Property Taxes to be paid in advance to Lessor by Lessee either; (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due. Lessee shall pay to Lessor, upon Lessor’s demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be [ILLEGIBLE]as an additional Security Deposit under Paragraph [ILLEGIBLE].

10.2 Definition of “Real Property Taxes”. As used herein, the term “Real Property Taxes” shall include any form of real estate tax or assessment, general special [documentary transfer taxes,] ordinary or extraordinary and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal [ILLEGIBLE], or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest [ILLEGIBLE] or in the Premises or in the real property of which the Premises are a part, Lessor’s right to rent or other income therefrom, and/or Lessor’s [ILLEGIBLE] of leasing the Premises. The term “Real Property Taxes” shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

10.3 Joint Assessement. If the Premises are not separately assessed, Lessee’s liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

*	Five Hundred Thousand Dollars ($500,000)

10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and issued upon Lessee Owned Alterations. Utility installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other property to be assessed and [ILLEGIBLE] separately from the real property of Lessor. If any of Lessee’s [ILLEGIBLE] personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee’s property or, at Lessor’s option , as provided in Paragraph 10.1([ILLEGIBLE]).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor, of all charges jointly metered with other premises.

12.	Assignment and Subletting.

12.1 Lessor’s Consent Required.

(a) [Except as otherwise specifically provided herein,]Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, “assignment”) or [ILLEGIBLE] all or any part of Lessee’s interest on the Lease or in the Premises without Lessor’s prior written consent given under and subject to the terms of Paragraph 35. [Provided that Lessee is not in Breach or Default hereunder, Lessor agrees that no prior consent of Lessor (but at least 30-days prior written notice to Lessor) shall be required in case of any assignment of this Lease in whole or subletting of all or a part of the Premises to or with (i) a subsidiary, affiliate or division of Lease, (ii) any entity controlling, controlled by, or under common control with Lessee, (iii) any entity resulting from a merger or consolidation, non-bankruptcy reorganization with Lessee, or (iv) any organization purchasing all or substantially all of Lessee’s assets located in the Premises (collectively, “Affiliate”), provided that Lessor receives documentation or information reasonably requested by Lessor regarding same, the assignee or sublessee in writing assumes all of Lessee’s obligations hereunder, the original Lessee in writing reaffirms its continuing liability hereunder, the Net Worth (as defined in Section 12.1 (c)) of such assignee or sublessee is equal to or greater than the Net Worth of Lessee as of the date hereof, [ILLEGIBLE] the manner, method, hours, use and operation of the Premises will not be affected or changed from that in existence as of Lessee’s initial commencement of business in the Premises. For the purpose of this Lease, the sale of Lessee’s capital stock through a bona fide public offering or issuances of securities for raising of financing shall not be deemed an assignment or subletting, or any other transfer of the Premises or of the Lease, so long as after any such transaction, the Net Worth of Lessee is equal to or greater than the Net Worth of Lessee as of the date hereof.]

(b) A change in the control of Lessee shall constitute an assignment requiring Lessor’s consent. The [ILLEGIBLE], on a cumulative basis, of ~~twenty-five percent (25%)~~ [forty nine percent (49%)]or more of the [ILLEGIBLE] control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out of otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessor’s [ILLEGIBLE] occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withheld its consent “Net Worth of Lessee” for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

(d) An assignment or subletting of Lessee’s interest in this Lease without Lessor’s specific prior written consent shall at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period, if Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either; [ILLEGIBLE] terminate this Lease, or ([ILLEGIBLE]) upon thirty (30) days written notice (“Lessor’s notice”), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by [ILLEGIBLE], Lessee shall pay the amount set forth in Lessor’s Notice with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment [ILLEGIBLE] the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or [ILLEGIBLE], and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, ([ILLEGIBLE]) any index-oriental rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and ([ILLEGIBLE]) any fixed rental adjustment scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental basis to the Base Rent in effect immediately prior to the market value adjustment.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent any assignment or subletting shall not [ILLEGIBLE] be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, [ILLEGIBLE] release Lessee of any obligation hereunder, or ([ILLEGIBLE]) after the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

(b) Lessor may accept any rent or performance of Lessee’s obligation from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent of performance shall constitute a waiver or estoppel of Lessor’s rights to exercise its remedies for the Default or Breach by Lessee of any of the terms, [ILLEGIBLE] or conditions of this Lease.

(c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any [ILLEGIBLE] assignment or [ILLEGIBLE] by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining [ILLEGIBLE] consent, and such action shall not relieve such persons from liability under this Lease or sublease.

(d) In the event of any Default or Breach of Lessee’s obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee’s obligations under this Lease, including the sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor or Lessee.

(e) Each request for consent to an assignment or subletting shall be in writing accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or [ILLEGIBLE], including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of ~~$1,000 or ten percent (10%) of the current monthly Base Rent whichever is greater,~~ [Seven Hundred Fifty Dollars ($750)] as reasonable consideration for Lessor’s considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

(f) Any assignee of , or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment of sublease to which Lessor has specifically [ILLEGIBLE] in writing.

(g) ~~[ILLEGIBLE]~~

(h) [See Sections 56 and 57 below.] ~~[ILLEGIBLE]~~ [See Section 56 and 57 below.]

12.3 Additional Terms and Conditions Applicable to subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all [ILLEGIBLE] under this Lease whether or not expressly incorporated therein;

(a) Leases hereby assigns and transfers to Lessor all of Lessee’s interest in all rentals and income arising from any sublease of all or a portion of the Premises [ILLEGIBLE] or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee’s obligations under [ILLEGIBLE] Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee’s obligations under this Lease. Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublease, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request form Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or [ILLEGIBLE] from Lessee to the contrary, Lessee shall have no right or claim against said sublessee or, until the Breach has been cured against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

(b) In the event of a Breach by Lessee in the performance of its obligation under this Lessee, Lessor, at its option and without any obligation to do so, may require any sublessee to [ILLEGIBLE] Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessor or for any other prior Defaults or Branches of such sublessor under such sublease.

(c) Any matter or thing requiring the consent of the [ILLEGIBLE] under a sublease shall also require the consent of Lessor herein.

(d) No subleases shall further assign or [ILLEGIBLE] all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to [ILLEGIBLE] the Default of Leases within the grace period, if any, specified in such notice. The subleases shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default, Breach; Remedies.

13.1 Default; Breach, Lessor and Lessee agree shall if an attorney is consulted by Lessor in [ILLEGIBLE] with a Lessee Default or Breach (as hereinafter [ILLEGIBLE]), [ILLEGIBLE] is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a [ILLEGIBLE] of Default and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default A. “Default” is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A “Breach” is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period and, and shall [ILLEGIBLE] Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3

(a) The vacating of the Premises [(unless such vacating does not (i) in Lessor’s reasonable opinion, create or increase the risk of security, safety or similar problems, (ii) cause or threaten to cause the premium for any insurance policies maintained by Lessor hereunder to be increased, or (iii) cause or threaten to cause a cancellation of any insurance policy covering the Premises)] ~~[ILLEGIBLE]~~ or the abandonment of the Premises.

(b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence or insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

(c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence in duly executed original form, if applicable (i) compliance with applicable law per Paragraph 6.3. (ii) the inspection, maintenance and service contracts [ILLEGIBLE] under Paragraph 7.1(b) (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b). (iv) & Tenancy [ILLEGIBLE] per Paragraphs 16 or 37. (v) the subordination or non-subordination of this Lease per Paragraph 30. (vi) the guaranty of the performance of Lessee’s [ILLEGIBLE] under this Lease if required under Paragraph 1.11 and 37. (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require or Lessee under the terms of this Lease, where any such future continues for a period of ten (10) days following written notice by or on behalf of Lessor or Lessee.

(d) A [ILLEGIBLE] Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof. [ILLEGIBLE] are to be observed, [ILLEGIBLE] with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee’s default is such more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of the Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee’s becoming a “debtor” as defined in 11 U.S.C. [ILLEGIBLE] or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days: (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not required to Lessee within thirty (30) days; or (iv) the attachment execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or affect, and not affect the validity of the remaining provisions.

(f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee’s obligations hereunder was materially false.

(g) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor’s refusal to honor the guaranty, (v) a guarantor’s breach of its guaranty obligation on an anticipatory breach basis, and Lessee’s failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier’s check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor, in such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the terms after the time of award exceeds the amount of such rented loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision [ILLEGIBLE] of the prior sentence shall be computed by discounting such [ILLEGIBLE] at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent. Efforts by Lessor to mitigate damages [ILLEGIBLE] by Lessee’s Default or Breach of this Lease shall not waive Lessor’s right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c), or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee’s Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to [ILLEGIBLE] the Premises, or the appointment of a receiver to protect the Lessor’s interest under the Lease, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

(d) The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3 Inducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions,” shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such Inducement Provision shall automatically be deemed [ILLEGIBLE] from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration [ILLEGIBLE] abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor or rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor’s designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5 Breach by Lessor. Lessor shall not be deemed in breach of the Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt [ILLEGIBLE] Lessor, and by the holders of any ground lease, mortgage or dead of trust covering the Premises whose name and address shall have been furnished [ILLEGIBLE] in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the [ILLEGIBLE] of Lessor’s obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee’s option, to be exercised in writing within ten (10) days after Lessor [ILLEGIBLE] have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after condemning authority shall have taken possession)

terminate this Lease as of the date the condemning authority takes such possession, if Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the [ILLEGIBLE] of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property [ILLEGIBLE] Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance [ILLEGIBLE]; provided, however, that Leases shall be entitled to any compensation, separately awarded to Lessee for Lessee’s relocation expenses and/or [ILLEGIBLE] of Lessee’s Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation. Lessor shall to the extent of the net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damages to the Premises caused by such condemnation, except to the extent that Leases has been reimbursed therefor by the condemning authority. Lessee shall be reasonable for the payment of any amount in excess of such net severance damages required to complete such repair.

15. Broker’s Fee.

15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

~~15.2 Upon execution of this Lease by both [ILLEGIBLE], Lessor shall pay to said Broker [ILLEGIBLE] or in such separate shares as they may mutually designate [ILLEGIBLE] writing, a fee as set forth [ILLEGIBLE] a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and the said Brokers, the sum of $                        ) for brokerage services rendered by said Brokers to Lessor in this transaction.~~

~~15.3 Unless Lessor and Brokers have otherwise agreed in writing, Lessor further agrees that: (a) if Lessee exercise any Option (as defined in Paragraph 39.1) or any Option subsequently granted which is substantially similar to an Option granted for Lessee in this Lease, or (b) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee [ILLEGIBLE] exercised, or (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the [ILLEGIBLE] of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lessee or sale entered into between the Parties pertaining to the Premises and/or any [ILLEGIBLE] property in which Lessor has an interest, or (e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein [ILLEGIBLE] to any of said transactions, Lessor shall pay said Brokers a tax in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.~~

~~15.4 Any buyer or [ILLEGIBLE] of Lessor’s interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor’s obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of [ILLEGIBLE] interest in any admission arising from the [ILLEGIBLE] and may enforce that right directly against Lessor and its [ILLEGIBLE].~~

[Lessor shall pay Lessee’s Broker a commission in accordance with the terms and conditions of a separate written agreement between Lessor and such Lessee’s Broker.]

15.5 Lessee and Lessor each represent and warrant to the other that it has [ILLEGIBLE] no dealings with any person, firm, broker or [ILLEGIBLE] (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or [ILLEGIBLE] a fee in connection with said transaction. Lessee and Lessor do each hereby agree to [ILLEGIBLE], protect, defend and hold the other [ILLEGIBLE] from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorney’s fees reasonably incurred with respect thereto.

~~15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any [ILLEGIBLE] indicated in Paragraph 1.10.~~

16. Tenancy Statement.

16.1 Each Party (as “Responding Party”) shall within ten (10) days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Tenancy Statement” form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

16.2 If Lessor desires to finance, refinance or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee’s performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. #21

17. Lessor’s Liability. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this [ILLEGIBLE] sublease, of the lessee’s interest in the prior lease in the event of a transfer of Lessor’s title or interest in the Premises or in this Lease, Lessor shall [ILLEGIBLE] to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except [ILLEGIBLE] in paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be [ILLEGIBLE] of all [ILLEGIBLE] with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Price or other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee such represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Services Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The Addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for the purposes of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

23.2 Any notice sent by registered or certified mail, return receipt requested, shall be [ILLEGIBLE] given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and [ILLEGIBLE] postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof Lessee, shall be deemed a waiver at any other term, covenant or condition hereof, or of any subsequent. Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee or be [ILLEGIBLE] as the basis of an [ILLEGIBLE] to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor’s knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor. Notwithstanding any qualifying statements or conditions made by [ILLEGIBLE] in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing [ILLEGIBLE] at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to return possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be [ILLEGIBLE] with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of the Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law This Lease shall be binding upon the parties their personal representatives, successors and assigns and be governed [ILLEGIBLE] laws of the State in which the Premises are located. Any litigation between the Person hereto concerning this Lease shall be [ILLEGIBLE] in the county [ILLEGIBLE] the Premises are located.

30. Subordination; [ILLEGIBLE]; Non-Disturbance.

30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground [ILLEGIBLE], mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed by Lessor upon the real property of which the Premises are a part to any and all advances made on the security thereof, and to all [ILLEGIBLE], modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty , liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor’s default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor’s default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before involving any remedies Lessee may have by reason thereof if any tender shall elect to have this Lease and/or any Option granted hereby superior to the lien of the Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or [ILLEGIBLE] thereof.

30.2 [ILLEGIBLE]. Subject to the non-disturbance provisions of Paragraph 30.3 Lessee agrees to [ILLEGIBLE] to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior Lessor or with respect to events occurring prior to acquisition of ownerships, (ii) be subject to any offsets or defenses which Lessee might have against any prior Lessor, or (iii) be bound by prepayment of more than one month’s rent

30.3 Non-Disturbance. With respect to Security Devices [ILLEGIBLE] into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving assurance (a “non-disturbance agreement”) from the Lender that Lessor’s possession and this Lease including any options to extend the term hereof, will not be disturbed so long as Lessor is not in Breach hereof and [ILLEGIBLE] to the record owner of the Premises.

30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents provided however that upon written request from Lessor or a Lender in connection with a [ILLEGIBLE] financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, [ILLEGIBLE] and/or non-disturbance agreement as is provided herein,

31. Attorney’s Fees. If any Party or Broker brings an action or proceeding to enforce the terms or declares rights hereunder the Prevailing Party (as hereafter defined) or Broker on any such proceeding action or appeal thereon shall be entitled to reasonable attorney’s fees. Such fees maybe awarded in the same sort or recovered in a separate [ILLEGIBLE] whether or not such action or proceeding is pursued to decision or judgment. The term “Prevailing Party” shall include without limitation, a Party or Broker who substantially obtains or [ILLEGIBLE] the [ILLEGIBLE] sought as the case may be whether by compromise settlement, judgment of the abandonment by the other Party or Broker of its claim or defense. The attorney’s fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse at attorney’s fees reasonably insured. Lessor shall be entitled to attorney’s fees , costs and expenses incurred in the preparation and service of notices of Default and consultations in connection herewith whether or not a legal action is subsequently commenced in connection therewith such Default or resulting Breach Branch.

32. Lessor’s Access; Showing Premises Repairs. Lessor and Lessor’s agents shall have the rights to enter the Premises at any time, in the case of an emergency and [ILLEGIBLE] [(after twenty four (24) hours written or verbal notice, except in case of an emergency)] for the purpose of showing the same to prospective purchases, lenders or lessors and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time, place on or about the Premises or building any ordinary “For Sale” signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any Ordinary “For Lease” signs, All much activities of Lessor shall be without [ILLEGIBLE] of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor’s prior written consent, Notwithstanding anything to the contrary in this Lease. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such concerns.

34. [ILLEGIBLE] Lessee shall not place any sign upon the Premises except that Lessee may, with Lessor’s prior written consent, install (but not on the roof) such [ILLEGIBLE] are reasonably required to advertise Lessee’s own business. The installation of any sign on the Premises by or for Lessee shall be subject to the [ILLEGIBLE] of Paragraph 7. (Maintenance, Repairs, Utility, Installations, Trade Fixtures and Alterations). ~~[ILLEGIBLE]~~ [Lessor reserves the right to, and Lessor may, without Lessee’s consent. Install on the Premises advertising signs or billboards, provided that such signs or billboards are not attached to any building which comprises part of the Premises, and such advertising signs or billboards will not materially and adversely interfere with the visibility of Lessee’s then existing signs, if any, or materially and adversely affect Lessee’s use and occupancy of the Premises, in which case the revenues and profits from such signs or billboards shall belong to Lessor.]

“Lessor”		“Lessee”

South North III, LLC, a California limited liability company		Matrix Semiconductor, Inc., a Delaware, corporation

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

Name Printed:	[ILLEGIBLE]	Name Printed:	[ILLEGIBLE]

Title:	[ILLEGIBLE]	Title:	[ILLEGIBLE]

By:	By:	/s/ [ILLEGIBLE]

Name Printed:	Name Printed:	[ILLEGIBLE]

Title:	Title:	Corporate Controller

35. Termination: [ILLEGIBLE] Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation [ILLEGIBLE] or a termination hereof by Lessor from Breach by Lessee shall automatically terminate any sublease or lessor estate in the Premises; provided however, Lessor shall in the event of any such surrender, termination or cancellation have the option to continue any one of all of any existing subtenancies. Lessor’s failure within ten (10) days following any such event to make a written election to the contrary by written notices to the holder of any such lessor interest shall constitute Lessors’s election to have such event constitute the termination of such interest.

36. Consents.

(a) Except for Paragraph 33 hereof (Auctions) or an otherwise provided herein wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ or other consultants’ fees) incurred in the consideration of, or response to a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance , practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an Invoice and supporting documentation therefor. Subject to Paragraph 12.2 (a) applicable to assignment or subletting, Lessor may as a condition to considering any such request by Lessee, requires that Lessee deposit with Lessor an amount of money in addition to the Security Deposits held under Paragraph [ILLEGIBLE] reasonably calculated by Lessor to represent the cost Lessor will [ILLEGIBLE] in considering and responding to Lessee’s request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without [ILLEGIBLE]. Lessor’s consent is any act assignment of this Lease or submitting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

(b) All conditions to Lessor’s consent authorized by this Lease are acknowledged by Leases as being reasonable. The failure to specify herein any particular condition is Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. Guarantor.

37.1 If there are to be any Guarantors of this Lease per Paragraph [ILLEGIBLE] the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and Information called for by Paragraph [ILLEGIBLE]

37.2 [ILLEGIBLE] shall constitute a Default of the Lessee under this Lease if any such Guarantor [ILLEGIBLE] or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty calling for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor’s behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of the board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Outlet Possession. Upon payment by Leases of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions of Lessee’s part to be observed and performed under this Lessee, Lessee shall have quiet possession of the Premises for the entire terms [ILLEGIBLE] subject to all of the provisions of this Lease.

39. Options.

39.1 Definition. As used on this Paragraph 38 the word “Option” has the following meaning: (a) the right to extend the term of this Lease as to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor. (b) the right of [ILLEGIBLE] refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right [ILLEGIBLE] the Premises, or the right of first refusal to purchase the Premises or the right of first offer to purchase the Premises or the right to [ILLEGIBLE] other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right to purchase other property of Lessor.

39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 11 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options if any herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom and no option may be separated from the Lease in any manner by reservations or otherwise.

39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior options to extend or renew this Lease have been validly exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three or more notices of Default under Paragraph 13.1 during any twelve month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor. Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the [ILLEGIBLE] payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent of joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions thereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor’s agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at	[ILLEGIBLE]	Executed at

on	4.17.00	on

by LESSOR:	by LESSEE:

SOUTH NORTH III, LLC.	MATRIX SEMICONDUCTOR, INC.

a California limited liability company		a Delaware corporation

By	[GRAPHIC APPEARS HERE]	By	[GRAPHIC APPEARS HERE]

Name Printed:	[ILLEGIBLE]	Name Printed:	[ILLEGIBLE]

Title:	Managing Member	Title:	[ILLEGIBLE]

By	By	[GRAPHIC APPEARS HERE]

Name Printed:	Name Printed:	[ILLEGIBLE]

Title:	Title:	Corporate Controller

Address:	P.O. BOX 2012	Address:	3400 Hillview Ave, [ILLEGIBLE], Bldg 5
	Los Altos, CA 94073-2012		Palo Alto [ILLEGIBLE] 94304

Tel. No.	(650) 948-3936	Fax No.	(650) 948-2062	Tel. No.	[ILLEGIBLE]	Fax No.	[ILLEGIBLE]

NET

NOTICE:	These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-6777. Fax No. (213) 687-8616.

Copyright 1990-By American Industrial Real Estate Association. [ILLEGIBLE]

3230 SCOTT BLVD_FLOOR PLAN

LEASE ADDENDUM

This LEASE ADDENDUM (“Addendum”) is made to into that certain Standard Industrial/Commercial Single-Tenant Lease-Net dated as of April 11, 2000, Exhibits and Inserts (collectively, “Lease”) to which this Lease Addendum is attached and made a part thereof, by and between South North III, LLC, a Delaware limited liability company (“Lessor” or “Landlord”) and Matrix Semiconductor, Inc., a Delaware corporation (“Lessee” or “Tenant”).

Lessee and Lessor hereby agreed that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All defined terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meaning as such terms have in the Lease.

49 Commencement Date; Expiration Date.

49.1 The “Commencement Date” of this Lease shall be the date specified in Lessor’s notice to Lessee that the Tenant Improvements (as such term is defined in the Work Letter attached hereto as Exhibit A) are Substantially Complete (as such term is defined in the Work Letter hereto as Exhibit A).

49.2 The “Expiration Date” of this Lease shall be date which is the last day of the month which is eighty four (84) months after the month in which the Commencement Date occurs.

49.3 At any time during the term of this Lease, Lessor may deliver to Lessee a notice in the form set forth in Exhibit B, attached to this Lease, which Lessee shall execute and return to Lessor within ten (10) business days after receipt.

50 Base Rent. Commencing as of the Commencement Date of the term of this Lease, Lessee shall pay the following amounts to Lessor as the monthly Base Rent during the following periods of the term of this Lease:

Month of Term of Lease	Monthly Base Rent
1-12	$126,522	.00;
13-24	$130,739	.40;
25-36	$134,956	.80;
37-48	$139,174	.20;
49-60	$143,391	.60;
61-72	$147,609	.00; and
72-84	$151,826	.40.

51 Letter of Credit.

51.1 On or before Lessee’s execution and delivery of this Lease, Lessee shall, in addition to the Security Deposit required under Paragraphs 1.7 and 5 of the Lease, deliver to Lessor and cause to be in effect during the term of this Lease, as the same may be extended (except as provided in Section 51.8 below), an unconditional, assignable, irrevocable letter of credit (“L-C”) in the amount of One Million Five Hundred Eighteen Thousand Two Sixty Four Dollars and No Cents ($1,518,264.00) (“L-C Amount”). The L-C shall reflect the form and content of Exhibit C and be issued by an L-C Bank selected by Lessee and reasonably acceptable to Lessor. An L-C Bank is a bank that accepts deposits, maintains accounts, has a local San Francisco Bay Area office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Lessee shall pay all expenses, points, or fees incurred by Lessee in obtaining the L-C. If the term of the L-C will expire prior to expiration of the Lease Term, Lessee shall deliver to Lessor, at least 30 days prior to the expiration date, a renewal of the L-C or a replacement L-C which satisfies the conditions hereof.

51.2 Except as otherwise provided in Section 51.3 below, Lessor shall hold the L-C as security for the performance of Lessee’s obligations under this Lease. Except as otherwise provided in Section 51.3 below, if Lessee is in Breach, Lessor may, without prejudice to any other remedy it has, draw on that portion of the L-C necessary to:

51.2.1 Pay any Base Rent or other rent;

51.2.2 Pay or reimburse Lessor for any amount that Lessor may spend or become obligated to spend in exercising Lessor’s rights under Paragraph 13.2; or

51.2.3 Compensate Lessor for any expense, loss, or damage that Lessor may suffer because of Lessee’s Breach or Default.

51.3 If Lessee fails to renew or replace the L-C at least thirty (30) days before its expiration, Lessor may, without prejudice to any other remedy it has, draw on all of the L-C, which draw may be made without any notice to Lessee.

51.4 Any amount of the L-C that is drawn on by Lessor by not applied by Lessor shall be held by Lessor as a security deposit (“L-C Security Deposit”), which may be applied by Lessor for the purposes described in Paragraph 51.2, and be held by Lessor in accordance with Paragraph 5 of the Lease; provided, however, except as otherwise provided in Section 51.3 above, Lessor will only draw on the L-C the amount that Lessor in good faith determines are necessary, sufficient or needed under Section 51.2 or to cover Lessor’s damages and anticipated damages or cost to cure a Breach or Default.

51.5 If Lessor transfers or mortgages its interest in the Premises, Lessor shall transfer or assign the L-C or the L-C Security Deposit to Lessor’s mortgagee or transferee, and thereupon be relieved of further responsibility with respect to the L-C or the L-C Security as long as the transferee agrees in writing to hold the L-C or L-C Security Deposit under the provisions of this Paragraph 51. Lessee shall pay the costs of naming any mortgagee or transferee as the beneficiary of the L-C.

51.6 Lessee may not assign, mortgage, or encumber the L-C or the L-C Security Deposit without the consent of Lessor. Any attempt to do so shall be void and shall not be binding on Lessor.

51.7 If Lessor draws on any portion of the L-C, Lessee shall, within five (5) business days after demand by Lessor, either (a) deposit cash with Lessor in an amount that, when added to the amount remaining under the L-C and the amount of any L-C Security Deposit, shall equal the L-C Amount then required hereunder; or (b) deliver written documentation executed by the L-C Bank confirming that the L-C has been reinstated to the L-C Amount then required hereunder.

51.8 Provided that Lessee is not and has not been in Breach or Default, Lessor agrees to no longer require the L-C from and after the date that Lessee has, to reasonable satisfaction of Lessor, substantiated that the tangible Net Worth of Lessee (as defined in Section 12.1(c)) is at least Fifty Million Dollars ($50,000,000), and that such tangible Net Worth of Lessee’s has been at this amount (or greater) during the nine-month period exceeding the date of Lessee’s request for the release of the L-C, which tangible Net Worth of Lessee shall be evidenced by financial statements delivered and addressed to Lessor and certified by an independent certified public accountant in accordance with generally accepted accounting principals that are consistently applied.

52 Existing Phase I Report. Lessee hereby acknowledges receipt, review and approval of that certain Phase I Environmental Site Assessment dated October 1998, as revised pursuant to letter dated April 5, 2000, prepared by Planning Consultants Research (or PCR Services Corporation) with respect to the Premises.

53 Certain Roof Replacement.

53.1 Except as otherwise provided in Section 53.2 below, Lessor shall replace the membrane of the Premises exterior roof (“Roof”) as and when Lessor determines that such roof replacement is necessary, which Roof replacement shall be in accordance with the terms hereof, and the costs thereof shall be paid by Lessee in accordance with Section 53.3 below. Lessee shall fully cooperate with Lessor in the replacement of the roof, which cooperation shall include, but not limited to, (i) relocating and protecting Lessee’s property (including, but not limited to, goods, fixtures, furniture and equipment) as directed by Lessor, (ii) implementing such policies, practices and procedures as Lessor provides to ensure the safety and security of Lessee’s property, and to safeguard the same from dust, dirt and the elements, and (iii) providing Lessor and Lessor’s contractor access to the Premises and use thereof as necessary to perform the Roof replacement. If Lessee fails to perform Lessee’s obligations hereunder, the Lessor may, without being obligated to provide Lessee any other notices, enter the Premises and to perform Lessee’s obligation on Lessee’s behalf, in which case Lessee shall, as additional rent, within ten (10) days after Lessor’s demand, pay to Lessor all costs and expenses incurred by Lessor to perform Lessee’s obligations hereunder. Lessee shall not be entitled to any abatement, reduction or suspension of rent or any other amounts payable by Lessee under the Lease as a result of the Roof replacement. Lessee acknowledges and agrees that Lessor shall not be liable for any loss of business or reduction of income that Lessee may suffer as a result of the Roof replacement, and that except for any damage to Lessee’s personal property which may be caused by the gross negligence or wilful misconduct of Lessor or Lessor’s contractor, Lessor shall not be subject to any liability of any damages or losses that Lessee may suffer as a result, during or because of the Roof replacement.

53.2 Notwithstanding Section 53.1 above, Lessor shall not be obligated to, and Lessee shall, at Lessee’s sole cost and expense, perform any Roof replacement that may be necessitated, needed or recommended because or as a result of (i) Lessee’s Breach or Default, (ii) Lessee’s failure to maintain and repair the Roof in good order and condition or in accordance with the requirements of this Lease, including, but not limited to, maintaining the roof maintenance and drain maintenance contract required under Section 7.1(b) above, (iii) any penetration, alteration or modification of the Roof or any damage to the Roof caused or permitted by Lessee, Lessee’s agents, employees, contractors or others under Lessee’s control or dominion, or (iv) the acts and omissions of Lessee, Lessee’s agents, employees, contractors or others under Lessee’s control or dominion.

53.3 Lessee shall pay to Lessor, within ten (10) days after Lessor’s demand, as additional rent, Lessee’s Portion (as hereafter defined) of all the costs and expenses incurred in connection with the Roof replacement, including, but not limited to, hard and soft costs, permit fees and other associated costs. The term “Lessee’s Portion” shall mean a fraction the denominator of which is the number of months that the labor and materials for the Roof is warranted against material and workmanship defects by the contractor who installs the Roof, and the numerator of which is the number of months in the period starting with the date that the Roof replacement is substantially completed and ending with the Expiration Date of this Lease.

54 Foundation.

54.1 Except as otherwise provided in Section 54.2 below, Lessor shall, at Lessor’s cost, correct any structural deficiencies in the foundation of the Premises (“Foundation”) as and when Lessor determines that such work is necessary; provided, however, Lessor shall not be obligated to perform any such work unless and until Lessee provides notice thereof to Lessor. Lessee shall fully cooperate with Lessor in connection with any Foundation work, which cooperation shall include, but not limited to, (i) relocating and protecting Lessee’s property (including, but not limited to, goods, fixtures, furniture and equipment) as directed by Lessor, (ii) implementing such policies, practices and procedures as Lessor provides to ensure the safety and security of Lessee’s property, and to safeguard the same from dust, dirt and the elements, and (iii) providing Lessor and Lessor’s contractor access to the Premises and use thereof as necessary to perform the Foundation work. If Lessee fails to perform Lessee’s obligations hereunder, the Lessor may, without being obligated to provide Lessee any other notices, enter the Premises and to perform Lessee’s obligation on Lessee’s behalf, in which case Lessee shall, as additional rent, within ten (10) days after Lessor’s demand, pay to Lessor all costs and expenses incurred by Lessor to perform Lessee’s obligation hereunder. Lessor shall not be entitled to any abatement, reduction or suspension of rent or any other amounts payable by Lessee under the Lease as a result of the Foundation work. Lessee acknowledges and agrees that Lessor shall not be liable for any loss of business or reduction of income that Lessee may suffer as a result of the Foundation work, and that except for any damage to Lessee’s personal property which may be caused by the gross negligence or wilful misconduct of Lessor or Lessor’s contractor, Lessor shall not be subject to any liability for any damages or losses that Lessee may suffer as a result, during or because of the Foundation work.

54.2 Notwithstanding Section 54.1 above, Lessor shall not be obligated to, and Lessee shall at Lessee’s sole cost and expense, perform any work required to be done to the Foundation that may be necessitated, needed or recommended because or as a result of (i) Lessee’s Breach or Default, (ii) any penetration, alteration or modification of the Foundation or any damage to the Foundation caused or permitted by Lessee, Lessee’s agents, employees, contractors or others under Lessee’s control or dominion, or (iv) the acts and omissions of Lessee, Lessee’s agents, employees, contractors or others under Lessee’s control or dominion.

55 Completion Certain Repair of Damage or Destruction.

55.1 If Lessor shall be obligated to repair or restore the Premises under the provisions of Paragraph 9 above and such repair or restoration of the Premises shall not be substantially competed by the Outside Repair Date (as hereafter defined), than as Lessee’s sole and exclusive remedy therefor, Lessee may, within thirty (30) days after the Outside Repair Date, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease effective as of a date not less than (60) days following the giving of such termination notice. If Lessee does not give such written termination notice to Lessor and such Lenders within the foregoing 30-day period, then Lessee shall have no right to terminate this Lease under this Section 55 thereafter. If Lessee gives such written termination notice to Lessor and such Lenders and the repair or restoration of the Premises is not substantially completed by the termination date set forth in Lessee’s termination notice, then this Lease shall terminate as of the termination date specified in Lessee’s termination notice; provided, however, if the repair or restoration of the Premises is substantially completed prior to such termination date, then Lessee’s termination notice shall not be effective, this Lease shall not terminate as a result thereof, and this Lease shall continue in full force and effect.

55.2 The term “Outside Repair Date” shall mean the date which is nine (9) months after the later of (i) the date Lessor becomes obligated under this Lease to Commence such repair or restoration of the Premises, or (i) Lessor’s receipt of all the legally required permits and authorizations for completion of the required repairs or restorations, together with the insurance proceeds therefore, if any, provided, however, in either case, such 9-month period shall be extended by any delay caused by sources or causes beyond Lessor’s control, force majeure, or any delays caused by Lessee.

56 Adjustment to Market Value on Assignment or Subleasing.

56.1 Lessor may, as a reasonable condition to giving Lessor’s consent to any assignment or subletting (other than (i) an assignment or subletting to an Affiliate which is done in accordance with the terms hereof, or (ii) a Qualified Sublease (as hereafter defined)), which condition Lessee agrees is reasonable, at Lessor’s option, require that the amount of Base Rent, method, frequency and amount of increases in Base Rent, and other amounts payable under this Lease be increased to fee then the Market Value (as hereafter defined); provided, however in case of a sublease, then the Base Rent payable hereunder shall be adjusted to Market Value for that portion of the Premises being so subleased, and if the term of a sublease is for less than the entire then remaining term of this Lease, then the adjustment to Market Value shall be for the duration of such sublease.

56.2 The term “Market Value” shall mean the rental fate, including escalations therein, determined in accordance herewith, at which ready, willing and able tenants lease comparable space as of the date of the proposed assignment or subletting.

56.2.1 In determining the rental rate of comparable space, the Parties shall include all escalations (including, but not limited to, method, frequency and amount of increases in Base Rent) and any matters that may cause an increase in such rental rate, but reduce such amount by the actual, reasonable and substantiated out-of-pocket costs, if any, incurred by Lessee for only the following in connection with the proposed assignment or sublease:

56.2.1.1 Brokerage commissions, attorneys fees and advertising expenses incurred by Lessee; and

56.2.1.2 Tenant improvements or allowances provided (but not in excess of any amounts provided for comparable space, taking into account the value of the existing improvements in the Premises, based on the age, quality, and layout of the improvements).

56.2.2 For the purpose of determining Market Value, “comparable space” shall be industrial/office space that is:

56.2.2.1 Not subleased (except if Lessee it proposing to sublease the Premises, in such case comparable space shall be comparable sublease space);

56.2.2.2 Not subject to another tenant’s expansion rights, right of first offer or any other encumbrance;

56.2.2.3 Comparable in size, location, and quality to the Premises;

56.2.2.4 In case of an assignment, leased for a term comparable to the then remaining term of this Lease (and in case of a sublease, for the term of the proposed sublease); and

56.2.2.5 Located in comparable buildings.

56.3 If the Parties do not or cannot agree upon the Market Value, then within fifteen (15) days after notice from either Party to the other (“Arbitration Notice”), both Lessor and Lessee shall each immediately make a reasonable determination of the Market Value and submit such determination to the other Party and the Market Value shall thereafter be determined pursuant to arbitration in accordance with the following provisions. If either Party fails to timely and properly submit its Market Value after the Arbitration Notice is given by one Party, then the Market Value of the Party who did submit its value shall be the Market Value hereunder. Within fifteen (15) days after the Arbitration Notice, Lessor and Lessee shall also each select a duly licensed California real estate broker with at least five (5) years of experience in leasing property in the surrounding area of the Premises (“Consultant”) of their choice to act as an arbitrator. If either of the Parties fails to timely appoint an arbitrator within the specified fifteen (15) days, the arbitrator timely appointed by one Party shall reach a decision on his or her own, and said decision shall be binding on the Parties. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator, and if such two arbitrators do not within fifteen (15) days of their appointment agree upon and appoint such a third mutually acceptable Consultant, then such third Consultant shall, upon the application by either Lessee or Lessor, be appointed by the then Presiding Judge of the Superior Court of the county in which the Premises is located, or, if he or she refuses to so act, by any judge having jurisdiction over the parties. The three arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to what the actual Market Value is, whether Lessor’s or Lessee’s submitted Market Value is the closest thereto, and Market Value submitted by the either Party which is determined to be the closest to the actual Market Value shall be used by the Parties as Market Value hereunder. The decision of a majority of the three (3) arbitrators shall be binding on the Parties. The entire cost of such arbitration shall be paid by the party whose submitted Market Value is not selected, i.e., the one that is not the closest to the actual Market Value.

56.4 A “Qualified Sublease” shall mean a bona fide sublease that satisfies all of the following terms and conditions: (1) Such Sublease shall be for no more than an aggregate of 21,000 square feet of the Premises during months 1-12 of the Lease term, and

21,000 square feet of the Premises during months 1-12 of the Lease term, and 15,000 square feet of the Premises during months 13-24 of the Lease term, all of which space shall be for the back portion of the Premises (“Maximum Qualified Sublease Space”), (ii) the subtenant under the sublease (together with its affiliates and related entities) shall not be subleasing or occupying more than the Maximum Qualified Sublease Space, (iii) the square footage subject to all Qualified Subleases shall not exceed the Maximum Qualified Sublease Space, (iv) the space subject to the sublease has not been previously subleased or otherwise used or occupied by any one other than Lessee, a Lessee’s Affiliate or another tenant under an otherwise Qualified Sublease, (v) such sublease ~~is consummated during the first (1st) year of the term of this Lease and~~ expires no later than the last day of the twenty fourth (24th) month of the term of this Lease, (vi) Lessee has, in accordance with this Lease, obtained Lessor’s consent to such sublease, (vii) the rent and other terms and conditions of such sublease are consistent with then prevailing market conditions for comparable sublease space, ~~but in no event less than the rent and other charges payable on a per square foot basis by Lessee hereunder~~, and (viii) requires that the tenant and all other occupants under the Qualified Sublease (“Qualified Subtenant”) to vacate the space subject to the Qualified Sublease (“Qualified Sublease Space”) and deliver the same to Lessee. If any Qualified Subtenant remains in possession of all or any portion of the Premises after the expiration or earlier termination of the term of the Qualified Sublease, then such occupancy shall permit Lessor to exercise Lessor’s rights under Section 56.1 above and increase the rent payable hereunder to Market Value in accordance with the terms hereof.

57 Recapture Right.

57.1 Despite any other provision of this Lease, Lessor shall have the option (“Recapture Option”), by written notice to Lessee (“Recapture Notice”) within thirty (30) days after receiving any notice from Lessee that Lessee intends to assign, sublease or otherwise transfer (collectively “Transfer”) this Lease (“Transfer Notice”), to recapture the space which is the subject of such proposed Transfer Notice (“Subject Space”) by, at Lessor’s option, terminating this Lease for the Subject Space or taking an assignment or a sublease of the Subject Space from Lessee. A timely Recapture Notice terminates this Lease or creates an assignment or a sublease for the Subject Space for the same term as the proposed Transfer, effective as of the date specified in the Transfer Notice. Lessor’s Recapture Right is in addition to Lessor’s rights under Section 56.1 above, and if Lessor does not elect to recapture the Subject Space, Lessor may exercise Lessor’s rights under Section 56.1 above.

57.2 To determine the new Base Rent under this Lease if Lessor recaptures the Subject Space, the original Base Rent under the Lease shall be multiplied by a fraction, the numerator of which is the square feet of the Premises retained by Lessee after Lessor’s recapture and the denominator of which is the total square feet of the Premises before Lessor’s recapture. Any other rent obligation, to the extent that it is calculated on the basis of the square feet within the Premises, shall be accordingly reduced based on the square feet of the Premises retained by Lessee after Lessor’s recapture. This Lease as so amended shall continue thereafter in full force and effect. Either Party may require written confirmation of the amendments to this Lease necessitated by Lessor’s recapture of the Subject Space. If Lessor recaptures the Subject Space, Lessee shall, at Lessee’s sole expense, construct any partitions required to segregate the Subject Space from the remaining Premises retained by Lessee, and pay for and perform any painting, covering, or otherwise decorating the surfaces of the partitions facing the remaining Premises retained by Lessee.

57.3 Provided that Lessee is not and has not been in Breach or Default hereunder, Lessor’s Recapture Option shall not apply to any of the following:

57.3.1 Any Transfer for which Lessor’s consent is not required under this Lease;

or

57.3.2 A sublease which satisfies all the following terms and conditions: (i) The space subject to the sublease does not exceed 20,000 square feet of the Premises, (ii) the subtenant under the sublease (together with its affiliates and related entities) shall not be subleasing or occupying more than 20,000 square feet of the Premises, (iii) the square footage of the area, subleased or otherwise used or occupied by any one other than Lessee does not exceed 20,000 square feet at any one time, (iv) term of the sublease

(including any extension option, renewal option or any other privileges for lengthening the term thereof) does not extend past the date which is eighteen (18) months before the expiration Date of this Lease, (v) Lessee has, in accordance with this Lease, obtained Lessor’s consent to such sublease, and (vi) the rent and other terms and conditions of such sublease are consistent with then prevailing market conditions for comparable sublease space, but in no event less than the rent and other charges payable on a per square foot basis by Lessee hereunder.

“Lessor”		“Lessee”

South North III, LLC, a California limited liability company		Matrix Semiconductor, Inc., a Delaware corporation

By:	/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]

Name Printed:	[ILLEGIBLE]	Name Printed:	[ILLEGIBLE]

Title:	[ILLEGIBLE]	Title:	[ILLEGIBLE]

By:	By:	/s/ [ILLEGIBLE]

Name Printed:	Name Printed:	[ILLEGIBLE]

Title:	Title:	Corporate Controller

Exhibit A

WORK LETTER

This Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Work Letter to Articles or Sections of “this Lease” shall mean the relevant portion of Articles 1 through 48 of that certain Standard Industrial/Commercial Single-Tenant Lease-Net, Exhibits, Inserts and Addendum thereto (collectively, “Lease”) to which this document is attached and made a part thereof, by and between South North III, LLC, a Delaware limited liability company (“Lessor” or “Landlord”) and Matrix Semiconductor, Inc., a Delaware corporation (”Lessee” or “Tenant”) and of which this Work Letter forms a part.

SECTION 1

LANDLORD’S WORK

1.1 Landlord’s Work to be Constructed by Landlord. Landlord shall, at its sole cost and expense, perform the work described on Exhibit D hereof (“Landlord’s Work” or “Lessor’s Work”). Except for performance of Landlord’s Work and the Tenant Improvements as hereafter described, Tenant shall accept the Premises in its presently existing, as-is condition.

SECTION 2

TENANT IMPROVEMENTS

2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the “Tenant Improvement Allowance”) in the amount of up to Four Hundred Thousand Dollars ($400,000) for the costs relating to the Initial design and construction of Tenant’s improvements which are permanently affixed to the Premises (the “Tenant Improvements”). In no event shall Landlord be obligated to make disbursements pursuant to this Work Letter in a total amount which exceeds the Tenant Improvement Allowance. If the Tenant Improvement Allowance is not completely used for construction of the Tenant Improvements, then Landlord shall not be obligated to disburse or otherwise provide to Tenant, and Tenant shall not be entitled to credit, offset or otherwise use such unused or then remaining portion of the Tenant Improvement Allowance for any purpose.

2.2 Disbursement of the Tenant Improvement Allowance. Except at otherwise set forth in this Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord’s disbursement process) for costs related to the construction of the Tenant Improvements and only for the following items and costs (collectively, the “Tenant Improvement Allowance Items”): (i) payment of the fees of the “Architect” and the “Engineers,” as those terms are defined in Section 3.1 of this Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord’s consultants in connection with the preparation and review of the “Construction Drawings,” as that term is defined in Section 3.1 of this Work Letter; (ii) the cost of any changes in the Premises when such changes are required by the Construction Drawings; (iii) the cost of any changes to the Construction Drawings or Tenant Improvements required by Code; (iv) the “Landlord Supervision Fee,” as that term is defined in Section 4.3.2 of this Work Letter, and (v) the cost of utilities used in connection with the construction of the Tenant Improvements.

2.3 Standard for Tenant Improvements. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the specifications established by Landlord (“Specifications”), provided that Landlord may, at Landlord’s option, require the Tenant Improvements to comply with certain Specifications.

SECTION 3

CONSTRUCTION DRAWINGS

3.1 Selection of Architect/Construction Drawings. Tenant shall retain the architect/space planner designated by Landlord (the “Architect”) to prepare the Construction Drawings. Tenant shall retain the engineering consultants designated by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the “Construction Drawings.” All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord’s approval, which Construction Drawings shall contain the information listed on Schedule 2, attached hereto. Tenant and Architect shall verity, in the field, the dimensions and conditions as shown on the relevant portions of die Premises, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord’s review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant’s waiver and indemnity set forth in Section 8.8 and 8.7, respectively, of this Lease shall specifically apply to the Construction Drawings.

3.2 Final Space Plan. On or before the date set forth in Schedule 1, attached hereto. Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the “Final Space Plan”), which Find Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord’s reasonable and timely approval.

3.3 Final Working Drawings. On or before the date set forth in Schedule 1. Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Final Working Drawings”) and shall submit the same to Landlord for Landlord’s approval.

3.4 Permits. The Final Working Drawings shall be approved by Landlord (the “Approved Working Drawings”) prior to the commencement of the construction of the Tenant Improvements. Landlord shall submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow “Contractor,” as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Tenant Improvements (the “Permits”), and, in connection therewith. Tenant shall coordinate with Landlord and shall supply Landlord, as soon as possible, with all plan check numbers and dates of submittal and obtain the Permits on or before the date set forth in Schedule 1. Notwithstanding anything to the contrary set forth in this Section 3.4, Tenant hereby agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that the obtaining of the same shall be Tenant’s responsibility; provided however that Landlord shall, in any event, cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings if such change would directly or indirectly delay the “Substantial Completion” of the Tenant Improvements in the Premises as that term is defined in Section 5.1 of this Work Letter.

3.5 Time Deadlines. Tenant shall use Tenant’s commercially reasonable, good faith, efforts and all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the “Cost Proposal,” as that term is defined in Section 4.2 of this Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord, to discuss Tenant’s progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4, below, and in this Work Letter are set forth and further elaborated upon in Schedule 1 (the “Deadlines”), attached hereto. Tenant agrees to comply with the Time Deadlines.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 Contractor. Tenant shall select two (2) contractors (the “Bidding Contractors”) to be reasonably approved by Landlord to bid on the construction of the Tenant Improvements and shall deliver notice of its selection of the Bidding Contractors to Landlord on or before the date set forth on Schedule 1.

4.2 Cost Proposal. After the Approved Working Drawings are signed by Landlord and Tenant, Landlord shall solicit bids from the Bidding Contractors for the construction of the Tenant Improvements and shall provide Tenant with a cost proposal from each Bidding Contractor in accordance with the Approved Working Drawings, which cost proposals shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the design and construction of the Tenant Improvements. Tenant shall approve and select the cost proposal (“Cost Proposal”) of the Bidding Contractor whom Tenant elects for Landlord to retain to construct the Tenant Improvements (“Contractor”) and Tenant shall deliver the selected Cost Proposal and notice of its selection of Contractor to Landlord within five (5) business days of the receipt of the cost proposals. Upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the “Cost Proposal Delivery Date”.

4.3 Construction of Tenant Improvements by Contractor under the Supervision of Landlord.

4.3.1 Over-Allowance Amount. On the Cost Proposal Delivery Date, Tenant shall deliver to Landlord cash in an amount (the “Over-Allowance Amount”) equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then- remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord’s request as an addition to the Over-Allowance Amount.

4.3.2 Landlord’s Retention of Contractor. Landlord shall independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the “Landlord Supervision Fee”) to Landlord in an amount equal to the product of (i) five percent (5%) and (ii) an amount equal to the Tenant Improvement Allowance plus the Over-Allowance Amount (as such Over-Allowance Amount may increase pursuant to the terms of this Work Letter).

4.3.3 Contractor’s Warranties and Guaranties. Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

4.3.4 Tenant’s Covenants. Tenant hereby indemnifies Landlord for any loss, claims, damages or delays arising from the actions of Architect on the Premises or in the Building. After completion of construction of the Tenant Improvements, Landlord may cause a Notice of Completion to be recorded is the office of the Recorder of the County in which the Premises are located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute. Immediately after the Substantial Completion of the Tenant Improvements in the Premises, Tenant shall have prepared and delivered to the Building a copy of the “record set” of mylar as-built drawings for the Tenant Improvements.

SECTION 5

COMPLETION OF THE TENANT IMPROVEMENTS;

LEASE COMMENCEMENT DATE

5.1 Substantial Completion. For purposes of this Lease, “Substantial Completion” of the Tenant Improvements and of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

5.2 Delay of the Substantial Completion of the Premises. Except as provided in this Section 5.2, the Lease Commencement Date shall occur as set forth in Paragraph 49 of the Lease Addendum and Section 5.1, above. If there shall be a delay or there are delays in the Substantial Completion of the Tenant Improvements in the Premises or in the occurrence of any of the other conditions precedent to the Lease Commencement Date, as a direct, indirect, partial, or total result of:

5.2.1 Tenant’s failure to comply with the Time Deadlines;

5.2.2 Tenant’s failure to timely approve any matter requiring Tenant’s approval;

5.2.3 A breach by Tenant of the terms of this Work Letter or the Lease;

5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

5.2.5 Tenant’s request for changes in the Approved Working Drawings;

5.2.6 Tenant’s requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package; or

5.2.7 Any other acts or omissions of Tenant, or its agents, or employees, including, but not limited to, use or occupancy of any portion of the Premises during the Early possession Period (as hereafter defined)

then, notwithstanding anything to the contrary set forth in the Lease or this Work Letter and regardless of the actual date of the Substantial Completion of the Tenant Improvements in the Premises, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred Tenant delay or delays, as set forth above, had occurred.

SECTION 6

MISCELLANEOUS

6.1 Tenant’s Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agent do not interfere with Contractor’s work in the Building and the Premises, Contractor and/or Lessor shall allow Tenant access to the Premises prior to the Substantial Completion of the Tenant Improvements in the Premises (“Early Possession Period”), with such portion of the Premises which is occupied during the Early Possession Period being referred to as the “Early Possession Space.” Tenant currently intends to initially occupy the front office portion of the Premises as the Early Possession Space, until such time as the Tenant Improvements are substantially completed in the back portion of the Premises, at which time Tenant intends to relocate from the front office portion of the Premises to the back portion of the Premises as the Early Possession Space, after the completion of the Tenant Improvements in the front office portion, in accordance with the other provisions of this Lease, the term of this Lease shall commence. During the Early Possession Period, Tenant shall not cause or permit Tenant, Tenant’s agents, employees, contractors and others under Tenant’s control to interfere with or cause any delay in the Substantial Completion of the Tenant Improvements. All the terms and conditions of this Lease shall apply to and be binding on Tenant during the Early Possession Period; provided, however, during each month of the Early Possession Period, Tenant shall pay Base Rent to Landlord in an amount equal to the product of the aggregate square footage of the Early Possession Space used and/or occupied by Tenant during such month of the Early Possession Period multiplied by Three Dollars ($13.00). Prior to Tenant’s entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant’s entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any toss or damage to the Building or Premises and against injury to any persons caused by Tenant’s actions pursuant to this Section 6.1.

6.2 Tenant’s Representative. Tenant has designated Dan Steere as its sole representative with respect to the matters set forth in this Wok Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

6.3 Landlord’s Representative. Landlord has designated Brian O’Toole as its sole representative with respect to the further set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

6.4 Intentionally deleted.

6.5 Time of the Essence in This Work Letter. Unless otherwise indicated, all references herein to a “number of days” shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord’s sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence. In all instances where Landlord is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period (but in no event less than three (3) business days for matters which do not require an outside consultant, and no less than ten (10) business days for matters which do require an outside consultant), at Tenant’s sole option, at the end of such period the item shall automatically be deemed approved or delivered by Landlord and the next succeeding time period shall commence.

6.6 Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if Tenant is in Breach, or if a Breach by Tenant has occurred at any time on or before the Substantial Completion of the Tenant Improvements in the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such work stoppage as set forth in Section 5 of this Work Letter), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

SCHEDULE 1

Dates		Actions to be Performed
A.	April 21, 2000	Final Space Plan to be completed by Tenant and delivered to Landlord.

B.	May 21, 2000	Tenant to deliver Final Working Drawings and notice of its selection of the Bidding Contractors to Landlord.

C.		Intentionally deleted.

D.	Five (5) business days after the receipt of the cost proposals by Tenant.	Tenant to select and approve Cost Proposal, select Contractor, and deliver the selected Cost Proposal and notice of the selected Cost Proposal and notice of the selected Contractor to Landlord.

SCHEDULE 2

Floor Plans Showing

1. Location and type of all partitions.

2. Location and type of all doors. Indicate hardware and provide keying schedule.

3. Location and type of glass partitions, windows, and doors. Indicate framing and reference full-height partitions.

4. Location of telephone equipment rooms.

5. Critical dimensions necessary for construction, with indication of required clearances.

6. Location and types of all electrical items: outlets, switches, telephone outlets and lighting.

7. Location and type of equipment that will require special electrical requirements. Provide manufacturers’ specifications for use and operation, including heat output.

8. Location, weight per square foot, and description of any heavy equipment or filing system.

9. Requirements for special air-conditioning or ventilation.

10. Location and type of plumbing.

11. Location and type of kitchen equipment.

12. Location, type and color of floor covering, wall covering, paint and finishes.

Details Showing

1. All millwork with verified dimensions of all equipment to be built in.

2. Corridor entrance.

3. Bracing or support of special walls, glass partitions, etc., if desired. If not included with the plans, Tenant’s engineer will design all support or bracing required at Tenant’s expense.

Additional Information

1. Provide Landlord with Title 24 energy calculations.

Exhibit B

NOTICE OF BASIC LEASE INFORMATION

To:	Matrix Semiconductor, Inc.

    [Address]

    [City; state; zip code]

RE: Standard Industrial/Commercial Single-Tenant Lease-Net dated as of                     , 2000, Exhibits, Inserts and Addendum (collectively, “Lease”), entered into by and between South North III, LLC, a Delaware limited liability company (“Lessor” or “Landlord”) and Matrix Semiconductor, Inc., a Delaware corporation (“Lessee” or ‘Tenant”)

PREMISES: 3230 Scott Boulevard, Santa Clara, California

RESPONSE DEADLINE:     [Date]

Dear Sir or Madam:

In accordance with the lease referred to above (“Lease”), we wish to advise you and confirm the following:

1. Construction of the Tenant Improvements is Substantially Complete, and the Lease Term shall commence as of     [date]     for a term of eighty four (84) months, ending on     [date]    .

3. In accordance with the Lease, Base Rent began to accrue on ([date] _, in the amount of 5126,522 per month.

4. If the Lease Commencement Date is other than the first day of the month, the first billing shall contain a prorata adjustment based on the actual number of days in die first calendar month. Each subsequent billing, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

5. Base Rent, Real Property Taxes, insurance premiums and other payments which are due and payable in advance on the first day of each month during the Lease Term. Your rent checks should be made payable to     [specify designated recipient]     at     [address]    .

Sincerely,

South North III, LLC,
a California limited liability company

By:

Name Printed:

Title:

Agreed to and Accepted on [date]

Matrix Semiconductor, Inc., a Delaware corporation

By:

Name Printed:

Title:

Exhibit C

Form of Letter of Credit

[Letterhead of money center bank acceptable to the Landlord]

    [Date]

    [Name]

    [Address]

    [City, state, zip code]

Att’n:

Dear Sir or Madam:

At the request and for the account of             [Name of Tenant]                    , a                                          (“Applicant”), we hereby establish our Irrevocable Letter of Credit for the benefit of             [name of Landlord]                    ,                                  (“Beneficiary”), in the aggregate amount of                                                               ($            ).

Funds under this Letter of Credit may be drawn down by Beneficiary, upon presentation of the following at the office of the undersigned located at                                         , California, or any successor location which is the main office of the undersigned in the city of                                         , California:

(1) The original of this Letter of Credit;

(2) A written statement signed by an authorized officer, general partner or other party or parties authorized to execute documents on behalf of Beneficiary under the terms of its governing documents, certifying either (a) that such moneys are due and owing to Beneficiary or (b) that Beneficiary has received written notice from the undersigned that this Letter of Credit will not be renewed and Applicant has failed to deliver a replacement letter of credit within thirty (30) days prior to such expiration date; and

(3) A sight draft executed and endorsed by an authorized officer, general partner or other party or parties authorized to execute documents on behalf of Beneficiary under the terms of its governing documents.

Partial and multiple drawings are permitted under this Letter of Credit.

This Letter of Credit is transferable in its entire undrawn balance to a successor beneficiary upon presentation by Beneficiary of the original of this Letter of Credit and a written request for transfer     [if applicable: on our standard form]    , executed by Beneficiary.

Partial draws are permitted. The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

This Letter of Credit shall expire on                             .

Notwithstanding the above expiration date of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed, without written amendment, for successive, additional one-year (1-year) periods unless, at least forty five (45) days prior to any such date of expiration, the undersigned shall give written notice to Beneficiary, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given to the undersigned by Beneficiary, that this Letter of Credit will not be renewed.

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 5Q0 (UCP 500), and is otherwise governed by the law of the State of California.

Very truly yours,

(Name of Issuing Bank)

By:

Exhibit D

Landlord’s Work

1.	Re-pave surface of asphalt parking lot in accordance with specifications to be determined by Lessor;

2.	Paint exterior surface of exterior walls of the Premises of a color and with paint quality to be selected by Lessor;

3.	Install new exterior landscaping, in accordance with plans to be determined by Lessor;

4.	Install new windows for the entire Premises, which windows shall be as determined by Lessor;

5.	Replace the existing HVAC screening on roof of the Premises, which screening shall be as determined by Lessor; and

6.	Modify and/or modernize the front facade of the Premises with paint and/or other architectural features, all to be as determined by Lessor.

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (“First Amendment”), dated for reference purposes only as of July 18, 2000, entered into by and between South North III, LLC, a Delaware limited liability company (“Lessor or “Landlord”) and Matrix Semiconductor, Inc., a Delaware corporation (“Lessee” or “Tenant”), is based upon the following facts and circumstances:

A. Lessee and Lessor are parties to that certain Standard Industrial/Commercial Single- Tenant Lease-Net dated as of April 11, 2000, together with Inserts, Exhibits and Addendum thereto (collectively, “Lease”) with respect to the premises commonly known as 3230 Scott Boulevard, Santa Clara, California (“Premises”).

B. All the defined terms used hereto shall have the meaning given to such terms in the Lease, unless otherwise noted herein.

Lessee and Lessor hereby amend and reaffirm the Lease as follows:

1 Term. The length of the Original Term of the Lease (as defined in Section 1.3 of the Lease) is hereby increased from Seven (7) years and Zero (0) months to Twelve (12) years and Zero (0) months.

2 Commencement Date. Section 49.1 of the Lease is hereby amended and restated in its entirety as follows:

The “Commencement Date” of this Lease shall be the earlier of (i) October 1, 2000, or (ii) die date specified in Lessor’s notice to Lessee that the Tenant Improvements (as such term is defined in the Work Letter attached hereto as Exhibit A) are Substantially Complete (as such term is defined in the Work Letter attached hereto as Exhibit A).”

3 Expiration Date. Section 49.3 of the Lease is hereby amended and restated in its entirety as follows:

“The “Expiration Date” of this Lease shall be date which is the last day of the month which is One Hundred Forty Four (144) months after the month in which the Commencement Date occurs.”

4 Base Rent. Section 50 of the Lease is hereby amended and restated in its entirety as follows:

“Commencing as of the Commencement Date of the term of this Lease, Lessee shall pay the following amounts to Lessor as the monthly Base Rent during the following periods of the term of this Lease:

Month of Term of Lease	Monthly Base Rent
1-12	$126,522	.00;
13-24	$130,739	.40;
25-36	$134,956	.80;
37-48	$139,174	.20;
49-60	$143,391	.60;
61-72	$147,609	.00;
73-84	$151,826	.40;
85-96	$156,043	.80;
97-108	$160,261	.20;
109-120	$164,478	.60;
121-132	$168,696	.00; and
133-144	$172,913	.40.”

5 Tenant Improvement Allowance. Section 1.1 of Exhibit A of the Lease (Work Letter) is hereby amended to increase the amount of the Tenant Improvement Allowance from Four Hundred Thousand Dollars ($400,000) by Four Hundred Sixty Thousand Dollars ($460,000) to Eight Hundred Sixty Thousand Dollars ($860,000).

6 Qualified Assignment to Qualified Assignee.

6.1 If Lessor provides Lessor’s consent (as required under Section 12.1(a) of the Lease) to an assignment by the original Lessee of this Lease which is a Qualified Assignment (as hereafter defined) to a Qualified Assignee (as hereafter defined), provided that such original Lessee is not and has not been in Breach or Default, then Lessor agrees to release such original Lessee from liability under the Lease for obligations first accruing or arising thereunder after (but not before) the effective date of such Qualified Assignment; provided, however. Lessor’s obligation to so release the original Lessee is a one-time obligation, and shall not apply to any other party that may be or become obligated under the Lease for Lessee’s obligations. A Qualified Assignment shall not be considered a transfer to an Affiliate that may be done without Lessor’s consent. Notwithstanding anything to the contrary in the Lease, including, but not limited to, Section 57,3.1, a Qualified Assignment shall be subject to Lessor’s rights under Sections 56 and 57 of the Lease.

6.2 The term “Qualified Assignment” shall mean an assignment of this Lease which satisfies all of the following terms and conditions:

6.2.1 The assignment would not cause Lessor to violate another lease or agreement to which Lessor is a party or would give another tenant of Lessor the right to cancel its lease; and

6.2.2 The assignment will not become effective earlier than the end of the seventh (7th) year of the term of the Lease.

6.3 The term “Qualified Assignee” shall mean an assignee (or proposed assignee) of the Lease which satisfies all of the following terms and conditions:

6.3.1 The assignee’s character, reputation, credit history, or business is consistent with the character or quality of the original Lessee and the Premises;

6.3.2 The assignee is an equally prestigious occupant of the Premises as the original Lessee;

6.3.3 The assignee is neither a government agency nor an instrumentality of one;

6.3.4 The assignee’s intended use of the Premises is the Agreed Use; the manner, method, hours, use and operation of the Premises will not be affected or changed from that in existence as of Lessee’s initial commencement of business in the Premises; such assignee’s use of the Premises will not adversely affect Lessor’s interest, will not impair the structural or non- structural integrity of the Premises (or any part thereof, including, but not limited to, mechanical, electrical or plumbing systems of the Premises), and will not be more burdensome to the Premises than the use which Lessee conducted on the Premises;

6.3.5 The assignee has a tangible Net Worth (as defined in Section 12.1(c) of the Lease) of more than Fifty Million Dollars ($50,000,000), and the assignee’s tangible Net Worth has been at this amount (or greater) during the nine-month period preceding the date of Lessee’s request for Lessor’s consent to the Qualified Assignment, which Net Worth is evidenced by current financial statements delivered by Lessee to Lessor, which financial statements shall be satisfactory to Lessor, including, but not limited to. such financial statement being certified by an independent certified public accountant satisfactory to Lessor, which certification shall be in form and substance satisfactory to Lessor, including, but not limited to, that the Net Worth was determined accordance with generally accepted accounting principles that are consistently applied;

6.3.6 The assignee in writing assumes all of Lessee’s obligations hereunder, which assumption shall be in form and substance satisfactory to Lessor;

6.3.7 The assignee does not lease any other space from Lessor; the assignee is not negotiating with Lessor to lease any other space from Lessor; and the assignee has not negotiated with Lessor during the six (6) months immediately preceding the proposed effective date of the assignment to lease any space from Lessor;

6.3.8 The assignee intends to occupy the entire Premises and conduct business in the entirety of the Premises for the then remaining term of the Lease;

6.3.9 The assignee in writing agrees to the increase, if any, in Base Rent to the then Market Rent to be paid by Lessee pursuant to and in accordance with Section 56 of the Lease.

7 Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This First Amendment shall not be binding on either Lessor or Lessee until both parties have executed this First Amendment, either all on one document or in counterparts. The submission of this First Amendment shall not be considered an offer.

8 Interpretation. This First Amendment shall not be construed against either Lessee or Lessor, regardless of the party who drafted this First Amendment.

9 Integration. There are no oral agreements between the parties hereto affecting this First Amendment. This First Amendment supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and none thereof shall be used to interpret or construe this First Amendment. The Lease, as amended by this First Amendment, contains all of the terms, covenants, conditions, warranties, representations and agreements of the parties relating in any manner to the subject matter thereof, and it shall be considered to be the only agreement between the parties hereto and their representatives and agents, with respect to the subject matter thereof. All negotiations and all oral agreements acceptable to both parties with respect to the subject matters of this First Amendment have been merged into and are included herein.

10 Representations. Lessee represents and warrants to Lessor that (i) Lessee has the right, power and authority to execute, deliver and perform Lessee’s obligations under this First Amendment, (ii) this First Amendment does not offend, violate or breach any restrictive covenant by which Lessee is bound, (iii) Lessee has not assigned, subleased, encumbered, transferred or otherwise conveyed any of Lessee’s right, title or interest under the Lease or to the Premises, (iv) Lessor is not and has not been in breach or default of any Lessor’s obligations, representations or warranties under the Lease, and (v) Lessee has no claim or cause of action against Lessor as of the date of the mutual execution of this First Amendment.

11 Ratification. Lessee and Lessor hereby reaffirm the Lease, as modified by this First Amendment.

The parties have executed this First Amendment on the dates set forth immediately below their respective signatures.

“Lessor”	“Lessee”

South North III, LLC, a California limited liability company	Matrix Semiconductor, Inc., a Delaware corporation

By:	By:	/s/ [ILLEGIBLE]

Name Printed:	Name Printed:	[ILLEGIBLE]

Title:	Title:	[ILLEGIBLE]

By:	By:

Name Printed:	Name Printed:

Title:		Title:
Date:	July , 2000	Date:	July , 2000

SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (“Second Amendment”), dated for reference purposes only as of October 15,2002, entered into by and between South North III Scott, LLC, a Delaware limited liability company (“Lessor” or “Landlord”) and Matrix Semiconductor. Inc., a Delaware corporation (“Lessee” or ‘Tenant”), is based upon the following facts and circumstances:

A. Lessee is the tenant under that certain lease, captioned “STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE – NET”, dated April 11, 2000, by and between Lessee and South North III, LLC, a California limited liability company (“Original Landlord”), as landlord, as amended pursuant to that certain first amendment, captioned “FIRST AMENDMENT TO LEASE”, dated as of July 18, 2000 (together with all Inserts, Exhibits and Addendum thereto, collectively, “Lease”), with respect to the premises commonly known as 3230 Scott Boulevard, Santa Clara, California (“Premises”).

B. All the defined terms used herein shall have the meaning given to such terms in the Lease, unless, otherwise noted herein.

Lessee and Lessor hereby amend and reaffirm the Lease as follows:

1 Parties. Paragraph 1.1 of the Lease shall is hereby amended by deleting the words, “South North III, LLC, a California limited liability company” and replacing them with, “South North III Scott, a Delaware limited liability company”.

2 Term. The length of the Original Term of the Lease (as defined in Section” 1.3 of the Lease) is hereby increased from Twelve (12) years and Zero (0) months to Fifteen (15) years and Six (6) months.

3 Expiration Date. Paragraph 49.2 of the Lease is hereby amended and restated in its entirety as follows: “The Expiration Date of the Lease shall be March 31, 2016.”

4 Base Rent. Section 50 of the Lease is hereby amended with the following addition to the rent schedule:

“Month of Term of Lease	Monthly Base Rent
145-156	$177,130.80
157-168	$181,348.20
169-180	$185,565.60
181-186	$189,783.00”

5 Counterparts. This Second Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Second Amendment, shall not be binding on either Lessor or Lessee until both parties have executed this Second Amendment, either all on one document or in counterparts. The submission of this Second Amendment shall not be considered an offer.

6 Interpretation. This Second Amendment shall not be construed against either Lessee or Lessor, regardless of the party who drafted this Second Amendment.

7 Integration. There are no oral agreements between the parties hereto affecting this Second Amendment. This Second Amendment supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto with respect to the subject matter hereof, and none thereof shall be used to interpret or construe this Second Amendment. The Lease, as amended by this Second Amendment, contains all of the terms, covenants, conditions, warranties, representations and agreements of the parties relating in any manner to the subject matter thereof, and it shall be considered to be the only agreement between the parties hereto and their representatives and agents, with respect to the subject matter thereof. All negotiations and all oral agreements acceptable to both parties with respect to the subject matters of this Second Amendment have been merged into and are included herein. Notwithstanding the foregoing, the effectiveness of this Second Amendment shall be subject to the terms of Section 2 of that certain Contribution Agreement, of even date herewith, by and between Lessee and South North Capital, LLC, a Delaware limited liability company (which Section 2 has been consented and agreed to by Lessor).

8 Representation. Lessee represents and warrants to Lessor that (i) Lessee has the right, power and authority to execute, deliver and perform Lessee’s obligations under this Second Amendment, (ii) this Second Amendment does not offend, violate or breach any restrictive covenant by which Lessee is bound, (iii) Lessee has not assigned, subleased; encumbered, transferred or otherwise conveyed any of Lessee’s right, title or interest under the Lease of to the Premises, (iv) Lessor is not and has not been in breach or default of any of Lessor’s obligations, representations or warranties under the Lease, and (v) Lessee has no claim or cause of action against Lessor as of the date of the mutual execution of this Second Amendment.

9 Ratification. Lessee and Lessor hereby reaffirm the Lease, as modified by this Second Amendment.

The parties have executed this Second Amendment as of the date first set forth.

Lessor:

SOUTH NORTH III SCOTT, LLC, a Delaware limited liability company

By:	TOP Associates, LLC,
a Delaware limited liability company
Its Managing Member

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Authorized Member

Lessee:

MATRIX SEMICONDUCTOR, INC., a Delaware corporation

By:
Name:
Its:

The parties have executed this Second Amendment as of the date first set forth.

Lessor:

SOUTH NORTH III SCOTT, LLC, a Delaware limited liability company

By:	TOP Associates, LLC, a Delaware limited liability company Its Managing Member

By:
Name:
Title:	Authorized Member

Lessee:

MATRIX SEMICONDUCTOR, INC., a Delaware corporation

By:	/s/ [ILLEGIBLE]
Name:
Its:

EXHIBIT “B”

BILL OF SALE

For the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, SANDISK CORPORATION, a Delaware corporation (“Seller”), does hereby sell, transfer, and convey to ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED, a Delaware corporation, (“Buyer”), certain personal property owned by Seller and more particularly described on Schedule 1 attached hereto and made a part hereof (“Personal Property”).

Buyer acknowledges that Seller is selling and Buyer is buying the Personal Property on an “as is, where is, with all faults” basis, and that Buyer is not relying on any representations or warranties of any kind whatsoever, express or implied, except as expressly set forth below, including, without limitation, any implied warranties as to merchantability or fitness for a particular purpose.

Seller represents and warrants to Buyer, however, that Seller is conveying title to the Personal Property to Buyer free and clear of any liens or encumbrances. Buyer shall take delivery of the Personal Property in its “as-is, where-is, with all faults and defects” condition. Seller shall have no obligation to repair or replace any item of Personal Property.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of California. Any waiver by either party of any breach of any term or condition of this Bill of Sale shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce such provision hereof operate as a waiver of such provision or of any other provision hereof, nor constitute nor be deemed as a waiver or release of any other party for anything arising out of, connected with or based upon this Bill of Sale. In the event of any litigation involving the parties arising out of this Bill of Sale, the prevailing party shall be entitled to recover from the other party such reasonable attorneys’ fees and costs as may reasonably be incurred, as awarded by the court hearing the matter.

This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

Dated this          day of                 , 200  .

SELLER:	SANDISK CORPORATION, a Delaware corporation

By:

Title:

BUYER:	ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED, a Delaware corporation

By:

Title:

1

SCHEDULE “1” TO

EXHIBIT B

3230 SCOTT BOULEVARD

FURNITURE INVENTORY

WORKSTATIONS

•	113 Desks

•	File Cabinet (3-drawers)

PRIVATE OFFICES

•	12 Desks

•	36 Chairs

•	Table

CONFERENCE ROOMS

•	12 Tables

•	114 Chairs

•	2 Small Tables

•	Credenza

LOBBY

•	Coffee Table

•	8 sofa chairs

OPEN AREA/STORAGE/BREAK ROOM

•	4 chairs

•	3 Tables

MISCELLANEOUS

•	Coffee Maker

•	2 Water Dispensers

•	Refrigerator

Schedule 1

Personal Property

1

EXHIBIT “C”

List of Hazardous Substances

(to be provided)

1

Material/Trade Name	Chemical Name/Family	Unit of Measure	Average Storage Quantity	Average Order Quantity
Liquid Crystal S	Biphenyl Ester mixture	ounces	0.3	0.15
Ultrajet 70	Tetrafluorocethanc	gallon	0.25	1
186-16 Rosin Soldering Flux, Type RMA	2-Propanol, Rosin	milliliters	40	100
Solder Paste & Flux Remover	N-Amino Ethanol, Aliphatic Glycol Ethers	gallon	1	1
Isopropyl Alcohol, 70%	2-Propanol, Rosin	gallon	8	8
Liquid Crystal A	Organic Liquid Crystal (C10H21N)	ounces	0.3	0.15
“44” Rosin Flux Cored Solder	Lead, Tin, Silver, Bismuth, Antimony, Rosin	pounds	1	0
Solder Paste, Solder Cream, SolderPlus	Tin, Lead, Silver, Bismuth, Rosin, Tridecyl Alchol, Petrolatum, Organic Thixotrope Mixture	grams	500	1000
Ablebond 84-1LMI	Conductive Adhive [1,4-Bis(2,3-epoxypropoxy)butane; silver; Diglycidylether of bisphenol-F, Aromatic Amine]	milliliters	30	30
Ablebond 84-3J	Formulated Epoxy Resin [1,4-Bis(2,3-epoxpropoxy)butane; Phenolic resin; Aryl amine]	milliliters	50	50
Ablebond 7900	Epoxy Resin [Epoxy Resin; Cycloatiphatic epoxy resin; Methyl hexahydrophthalic anhydride]	milliliters	50	50
AP-20 Cleaning Solution	Tetrachlroethylene, Amyl Acetate	gallon	1	1
Aqualine 6000 WS Core Solder	Lead, Tin, Silver, Bismuth, Antimony Indium, Dimethylolpropionic Acid	pounds	5	10

EXHIBIT “D”

Sublessee Improvements

(to be provided)

1

BOARD ROOM
104
EXEC. OFFICE
105
EXEC. OFFICE
106
LUNCH ROOM
107
108
(E) HALLWAY
EXEC. ADMIN.
EXEC. OFFICE
103
CONFERENCE
102
1 HOUR LOBBY
101
RECEPTION
NEW PORTION OF AWNING SHOWN HATCHED
WAITING
OFFICE
135
OFFICE
134
OFFICE
133
HR STORAGE
HR
132
OPEN OFFICE
131
6'-0"
12
12
12
5'-4"
5'-2"

KDArchitects, inc

Advanced Analogic Technologies, Inc.
3230 Scott Blvd., Santa Clara, California

1/23/07

LIBRARY
MEETING AREA
OFFICE SPACE
OFFICE
120
HR OFFICE
117
HR OFFICE
118
ACCOUNT OFFICE
119
ACC OFFICE
106
ACC OFFICE
107
ACC OFFICE
108
MEETING ROOM
OPEN OFFICE 2
CONF. ROOM
112
MAIL / COPY
FAX

Advanced Analogic Technologies, Inc.
3230 Scott Blvd., Santa Clara, California

1/23/07

KDArchitects, Inc

EXHIBIT “E”

Sublessee’s Signage

(to be provided)

1

EXHIBIT “F”

Calculation of Termination Payment

(to be provided)

1

Assumptions:
Termination Option Window	3/1/2013-8/31/2013
Capital Cost Penalty	Commission and Legal Fees Amortized
Interest Rate	7%
Rent & Op-Ex Penalty	2 Months of Rent Op-Ex at Termination Effective Date ($0.95/SF/month)
Penalty Calculation:
Capital Costs:
Commissions:	$280,594
Legal Fees:	$12,000
$292,594

Amortized Monthly Amt:	$3,787

2 Mos Rent and Lights Out Op-Ex:	$111,058

Termination Schedule:

Termination Effective Date	Termination Effective Month	Remaining Term	Termination Penalty	Declining Penalty Amt
March-13	67	36 Month(s)	$247,394	—
April-13	68	36 Month(s)	$243,607	$3,787
May-13	69	34 Month(s)	$239,820	$3,787
June-13	70	33 Months(s)	$236,033	$3,787
July-13	71	32 Months(s)	$232,246	$3,787
August-13	72	31 Month(s)	$228,459	$3,787

Commisson Calculation:

	Annual Rent	Commission Rate	Total Commission
Yr 1	$9.00	9%	$34,160.94
Yr 2	$9.60	9%	$36,438.34
Yr 3	$10.20	9%	$38,715.73
Yr 4	$10.80	9%	$40,933.13
Yr 5	$11.40	9%	$43,270.52
Yr 6	$12.00	4.5%	$22,773.96
Yr 7	$12.60	4.5%	$23,912.66
Yr 8	$13.20	4.5%	$25,051.36
Yr 9	$13.80	4.5%	$15,277.53

			$280,594

No warranty or representation, express or implied, is made as to the accuracy of the information contained herein, and same is submitted, subject to errors, omissions, change of price, rental or other condtions, and so any special conditions imposed by our principals.